DELAWARE(SM)
INVESTMENTS
-----------


                                                      Delaware Tax-Free USA Fund
                                                  Delaware Tax-Free Insured Fund
                                         Delaware Tax-Free USA Intermediate Fund
                                Delaware National High-Yield Municipal Bond Fund




Tax-Exempt Income




                                                         2001 SEMI-ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------


TABLE OF CONTENTS
-----------------

Letter to Shareholders                           1

Portfolio Management
Review                                           3

Performance Summary

  Delaware Tax-Free
  USA Fund                                       7

  Delaware Tax-Free
  Insured Fund                                   8

  Delaware Tax-Free
  USA Intermediate Fund                          9

  Delaware National
  High-Yield Municipal
  Bond Fund                                     10

Financial Statements

  Statements of Net Assets                      11

  Statements of Operations                      23

  Statements of Changes in
  Net Assets                                    24

  Financial Highlights                          25

  Notes to Financial
  Statements                                    37


A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder


"IN CONTRAST TO THE
CORPORATE SECTOR,
STATE AND LOCAL
GOVERNMENT CREDIT
WORTH GENERALLY DID
NOT WEAKEN IN THE FALL
OF 2000."



April 9, 2001

Recap of Events -- During the six-month period ended February 28, 2001, the U.S. economy slowed significantly. Weak corporate profits and a rash of discouraging economic indicators during the period contributed to poor performance in U.S. stock indexes and led the Federal Reserve Board to begin a series of interest rate cuts in January.

The dim profit picture led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings. In contrast to the corporate sector, state and local government credit worth generally did not weaken in the fall of 2000. As a result, municipal bonds were among those investments that often appealed to investors seeking safety.

With many investors looking to offset higher-risk holdings, demand for municipal bonds generally remained strong throughout the six months. At the start of the period, in September 2000, municipal bond markets in many states were experiencing high demand from individual investors, but low volumes of new bond issuance. Tight supply, coupled with high demand, allowed municipal bond markets to rally late in 2000.

After a quiet start to 2001 in which supply remained scarce, new municipal bond issuance increased quickly and was booming by the end of February. The national 30-day visible supply, which is a forecast of bond issues coming to market over the next month, had climbed by February 28, 2001 to more than $9 billion -- an extremely high level of upcoming issuance (Source: Thomson Municipals Group). The result was better bond selection in many states, as well as higher yields. In New York and California, for instance, issuance had rebounded by mid-February from very low levels in January and municipal bond yields were up significantly (Source: Salomon Smith Barney).

Total Return

For the Period Ended February 28, 2001                                Six Months
--------------------------------------------------------------------------------
Delaware Tax-Free USA Fund -- Class A Shares                            +4.99%
Lipper General Municipal Debt Funds Average (278 funds)                 +4.75%
--------------------------------------------------------------------------------
Delaware Tax-Free Insured Fund -- Class A Shares                        +5.18%
Lipper Insured Municipal Debt Funds Average (47 funds)                  +5.18%
--------------------------------------------------------------------------------
Delaware Tax-Free USA Intermediate Fund -- Class A Shares               +4.42%
Lipper Intermediate Municipal Debt Funds Average (120 funds)            +4.46%
--------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond Fund -- Class A Shares      +3.26%
Lipper High-Yield Municipal Debt Funds Average (76 funds)               +0.99%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +5.19%
Merrill Lynch 3-7 Year Municipal Bond Index                             +4.80%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 7 through 10. The Lehman Brothers Municipal Bond Index is an unmanaged composite that tracks investment-grade corporate and government bonds. The Lipper categories represent the average returns of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

As of February 28, 2001, the national average yield on the 30-year AAA municipal bond stood at 5.29%. By comparison, the 30-year Treasury bond was yielding 5.28% and the two-year Treasury note 4.36% (Source: Bloomberg).*

Delaware's National Tax-Free Funds generally provided positive performance during the six months ended February 28, 2001. Performance for each of the four Funds (Class A shares at net asset value with distributions reinvested) in this report was either in line with, or better than, performance of a relative Lipper peer group. On the following pages, management discusses the specific performance of each Fund for the six months ended February 28, 2001.

Market Outlook -- Although the slowing U.S. economy poses challenges to municipal investors, we are cautiously optimistic about the rest of the year.

Municipal credit upgrades by Moody's Investors Service outpaced downgrades in 2000 by a ratio of greater than five to one overall, and greater than 10 to one among tax-backed municipal bonds. Although we believe that municipal credit should remain strong, we think that 2001 will be hard-pressed to repeat those numbers. In our opinion, a slower pace of consumer spending and job creation, coupled with weakening real estate price appreciation, could diminish municipal tax revenue growth during the coming year. Yet we believe a number of factors are currently working in favor of municipal credit, including strong debt protection, slower debt growth, and more conservative budgets that are a result of anticipation of weaker revenue growth.

Municipal bond investors may also have noticed that a White House tax cut could be in store for this year. We expect the effects of any such cut on the municipal markets to be minimal, and slow in evolving. The approval process for a tax bill is likely to be drawn out, and any plan calling for slowly phased-in decreases in tax rates is unlikely to have a strong near-term impact for municipal investors.

More importantly, we think there is evidence that the current economic downturn may be modest and short-lived. Presently, it appears that the Federal Reserve Board is likely to try to stimulate the economy through further interest rate cuts in 2001 -- a factor which could benefit your Fund going forward.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
----------------------------              --------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

*Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

PORTFOLIO MANAGEMENT REVIEW
---------------------------


      Mitchell L. Conery
Senior Portfolio Manager

        Patrick P. Coyne
Senior Portfolio Manager

April 9, 2001


The Funds' Results
Municipal bond markets performed strongly during the period, as the U.S. economy showed signs that it was slowing significantly faster than many investors had previously anticipated. During the fourth quarter of 2000, as the economy slowed, credit became a fundamental concern in the corporate sector. However, municipal credit quality generally remained at very high levels, and rating agencies continued to upgrade many more municipal bonds than they downgraded (Source: Moody's Investors Service).

By the end of the six-month period, money was flowing back into tax-free municipal bond funds at a significant pace as investors displayed heightened concerns about the stock market and the corporate bond market (Source: AMG Data Services). The supply of tax-free issues had also rebounded considerably as many municipalities and other issuers rushed to take advantage of lower borrowing costs. In addition, refinancings and new issuance were rising.

Throughout the period, we remained concerned about potential changes in the laws that govern Medicaid and Medicare, variables which could affect our markets. As a result, we have limited our exposure to hospitals and healthcare related issues. Over the past three years, 75% of the credit downgrades made by Standard & Poor's have been in either healthcare or housing. We hold significantly fewer bonds in both sectors than many of our peers.

We have also avoided issues insured by American Capital Access, a domestic financial guaranty company offering an A rating to debt issuers. As an insurer, American Capital Access has faced financial difficulties and was placed on "credit watch" by the major rating agencies.

Instead, we have focused our primary investments on college and university bonds, tax allocation bonds, and other infrastructure projects. We have long perceived water and sewer as an attractive sector in that they involve indispensible public services. When the debt service on these issues is structured properly, we believe they can be among the strongest credits in the municipal markets.

Over the past few months, in some of our Funds, we have made a concerted effort to "coupon down," or purchase securities with lower interest rates which may be trading at discounted prices. As part of this strategy, we have sold some bonds with higher coupons. When interest rates fall, discount bonds typically offer a greater price appreciation potential than bonds selling at a premium.

In the Funds where such investments are appropriate, we are also beginning to consider additional investments in selected lower credit issues. With credit a concern in the municipal markets, the difference -- or spread -- between the yields of lower-rated and higher-rated issues has reached its widest level in eight years. We think that investing in some carefully chosen, lower-rated bonds can enhance the yield of the Funds without subjecting them to excessive risk.

As always, we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

Delaware Tax-Free USA Fund
During the six months ended February 28, 2001, your Fund posted a return of +4.99% (Class A shares at net asset value with distributions reinvested) versus the 4.75% gain of the Lipper General Municipal Debt Funds Average. As the period began, we intended to rein in the Fund's duration, but the slowing economy led us to continue with a strategy that countered this -- namely, selling discount bonds as prices rose and replacing them with newer ones. Despite our continuation with this strategy, the strength of the municipal bond rally late in the year caused the Fund's duration to shrink somewhat by the end of 2000, and we spent the first two months of 2001 recouping some of that lost duration. In February, as interest rates fell, we purchased discounted structured bonds and were able to buy and sell a block of United Airlines bonds at a profit.

We continue to focus on issuers with higher-rated credits, and continue to avoid the healthcare sector, which has performed poorly. As of February 28, 2001, the Fund was invested in bonds issued in 26 states, as well as Puerto Rico, with the three leading state allocations being Florida, Louisiana, and Pennsylvania.

Delaware Tax-Free Insured Fund
During the six months ended February 28, 2001, your Fund posted a return of +5.18% (Class A shares at net asset value with distributions reinvested), matching the 5.18% gain of the Lipper Insured Municipal Debt Funds Average. As with Delaware Tax-Free USA Fund, during the final months of 2000 we continued to sell discount bonds as they approached par, replacing them with new, deeper discount bonds. The municipal bond rally that closed 2000 was stronger than we had expected, and we reduced the Fund's duration by the end of December 2000 due to concerns about the greater volatility of insured bonds in what we considered a more difficult investing environment.

Later in the six-month period, we worked to recoup some of the lost duration, in expectation of interest rates continuing to trend downward. Our intent at the end of the period was to extend the Fund's duration to eight years by the end of

March. Our efforts included the sale of some shorter-duration bonds selling at premiums, and the purchase of a non-callable New Jersey issue.

We continue to focus on issuers with higher-rated credits, and continue to avoid the healthcare sector, which has performed poorly. As of February 28, 2001, the Fund was invested in bonds issued in 17 different states plus the District of Columbia. The three leading state allocations were Illinois, California, and Texas.

Delaware Tax-Free USA Intermediate Fund
Strong demand from retail municipal bond buyers created strength in the intermediate portion of the municipal bond market during the six month period ended February 28, 2001. For the period, your Fund posted a return of +4.42% (Class A shares at net asset value with distributions reinvested) versus the 4.46% gain of the Lipper Intermediate Municipal Debt Funds Average. Strong performance in February could not make up for a slide that the Fund endured in January. We hold both short- and long-term municipal securities in the Fund -- a strategy that we believe in going forward, but which was not ideally suited for the environment during some recent months.

As of February 28, 2001, the Fund had an average rating of A. Our strategy was to increase exposure to interest rates as the economy slows, and to take advantage of the continued strength exhibited in the intermediate portion of the municipal market. We continued to extend duration modestly in the Fund during the period, increasing it from 5.9 years to 6.1 years. We did not extend the duration more because, in our opinion, the risk/reward profile in doing so was not strong.

Delaware National High-Yield Municipal Bond Fund
During the six months, your Fund posted a return of +3.26% (Class A shares at net asset value with distributions reinvested) versus the 0.99% gain of the Lipper High-Yield Municipal Debt Funds Average.

With the possibility that credit problems could extend to municipal bond markets, we remained focused on credit quality during the six-month period. We maintained an average credit rating of B in the fund during the period, continuing to focus our new purchases on bonds with stronger credit quality. We selectively purchased bonds with weaker credit quality when the yield was favorable and our credit opinion was well above the market consensus. Due to the strong rally, the Fund's duration shortened in the fourth quarter of 2000. We then extended it again by the end of the six-month period by selectively purchasing bonds with greater price appreciation potential.

During the period, we reduced our exposure to the healthcare sector by selling positions in Allegheny West Penn Health and Wisconsin Health Kadlec Medical Center. We also eliminated our exposure to insured bonds from American Capital

"WE THINK THAT THE
STATE OF THE MUNICIPAL
MARKET APPEARS SOLID
EARLY IN 2001."


Access, which has had problems maintaining a suitable capital base and maintaining its A rating. We were able to sell our position after ACA gained additional funding and the market for bonds strengthened somewhat. To replace the issues we sold, we added bonds backed by International Paper, United Airlines, and Federal Express.

Outlook
We think that the state of the municipal market appears solid early in 2001. We believe that, in the currently slowing economic environment, tax-free issues can continue to perform quite well, both in absolute terms and relative to other types of securities.

The Federal Reserve has been quick to respond to the economic sluggishness thus far, and we believe they are likely to continue on a course of lowering short-term interest rates. Investors have continued to shun the equity markets, which are encountering ongoing profit warnings and lower earnings expectations. Taxable corporate bonds face similar pressures with regard to credit risk. We think that, as investors seek high credit quality, more may turn to the municipal markets as an attractive alternative. By historical standards, municipals currently appear cheap to comparable U.S. Treasury securities, offering more attractive yields.

While some analysts believe that the healthcare sector has bottomed-out with regard to credit, we are not ready to jump back into the sector. However, we feel that many discounted, lower-credit issues are primed to benefit in the current declining interest rate environment. We will continue to closely examine some lower credits in an effort to enhance the overall yield of our tax-free portfolios.

We believe that the role municipal bonds play is likely to remain essentially unchanged. The President's proposed tax cut, for instance, would be phased in over several years and we think it is unlikely to have any dramatic impact on the municipal bond market. As always, we believe that the tax-free markets offer opportunities for diversification and tax advantages for investors of all shapes and sizes.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
-----------
As of February 28, 2001

Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax as is available from
municipal obligations and is
consistent with prudent investment
management and preservation
of capital.

Total Fund Net Assets
$441.99 million

Number of Holdings
94

Fund Start Date
January 11, 1984

Your Fund Managers
Mitchell L. Conery received a
bachelor's degree from Boston
University and an MBA in Finance
from the State University of New
York at Albany. Prior to joining
Delaware Investments in 1997, he
served as a municipal bond
Investment Officer with the
Travelers Group. Before that, he
held positions at CS First Boston
Corporation, MBIA Corporation,
Thomson McKinnon Securities,
Ovest Financial Services, and
Merrill Lynch.

Patrick P. Coyne received a
bachelor's degree from Harvard
University and an MBA in Finance
from the University of
Pennsylvania's Wharton School. He
began his career with Kidder,
Peabody & Co., where he managed
the firm's trading desk for four
years. He joined Delaware
Investments' fixed-income
department in 1989.

Nasdaq Symbols
Class A   DMTFX
Class B   DTFCX
Class C   DUSCX

DELAWARE TAX-FREE USA FUND PERFORMANCE
--------------------------------------

Average Annual Total Returns
Through February 28, 2001                                     Lifetime    10 Years    Five Years  One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 1/11/84)
   Excluding Sales Charge                                      +8.30%      +6.14%       +4.10%     +11.75%
   Including Sales Charge                                      +8.06%      +5.74%       +3.31%      +7.53%
----------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                                      +4.00%                   +3.27%     +10.86%
   Including Sales Charge                                      +4.00%                   +2.95%      +6.86%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +3.30%                   +3.27%     +10.86%
   Including Sales Charge                                      +3.30%                   +3.27%      +9.86%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

FUND BASICS
-----------
As of February 28, 2001


Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax as is available from
municipal obligations and is
consistent with prudent investment
management and preservation
of capital.

Total Fund Net Assets
$69.94 million

Number of Holdings
36

Fund Start Date
March 25, 1985

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A   DMFIX
Class B   DTXBX
Class C   DTXCX

DELAWARE TAX-FREE INSURED FUND PERFORMANCE
------------------------------------------

Average Annual Total Returns
Through February 28, 2001                                     Lifetime    10 Years   Five Years   One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 3/25/85)
   Excluding Sales Charge                                      +7.26%      +5.96%       +4.61%     +11.82%
   Including Sales Charge                                      +7.00%      +5.55%       +3.82%      +7.63%
----------------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                                      +4.58%                   +3.78%     +10.94%
   Including Sales Charge                                      +4.58%                   +3.46%      +6.94%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +3.96%                   +3.78%     +10.94%
   Including Sales Charge                                      +3.96%                   +3.78%      +9.94%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

FUND BASICS
-----------
As of February 28, 2001


Fund Objective
The Fund seeks as high a level of
current interest income exempt from
federal income tax as is available
from municipal obligations and is
consistent with prudent investment
management and preservation
of capital.

Total Fund Net Assets
$24.98 million

Number of Holdings
26

Fund Start Date
January 7, 1993

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A   DMUSX
Class B   DUIBX
Class C   DUICX


DELAWARE TAX-FREE USA INTERMEDIATE
FUND PERFORMANCE
----------------

Average Annual Total Returns
Through February 28, 2001                                     Lifetime  Five Years     One Year
-----------------------------------------------------------------------------------------------
Class A (Est. 1/7/93)
   Excluding Sales Charge                                      +5.76%      +5.05%      +10.05%
   Including Sales Charge                                      +5.40%      +4.46%       +7.07%
-----------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge                                      +4.65%      +4.16%       +9.13%
   Including Sales Charge                                      +4.65%      +4.16%       +7.13%
-----------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                                      +4.20%      +4.16%       +9.13%
   Including Sales Charge                                      +4.20%      +4.16%       +8.13%
-----------------------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

FUND BASICS
-----------
As of February 28, 2001


Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax primarily through
investment in medium- and lower-
grade municipal obligations.

Total Fund Net Assets
$101.50 million

Number of Holdings
88

Fund Start Date
September 22, 1986

Your Fund Managers
Mitchell L. Conery
Patrick P. Coyne

Nasdaq Symbols
Class A   CXHYX
Class B   DVNYX
Class C   DVHCX



DELAWARE NATIONAL HIGH-YIELD MUNICIPAL
BOND FUND PERFORMANCE
---------------------

Average Annual Total Returns
Through February 28, 2001                                     Lifetime    10 Years    Five Years   One Year
-----------------------------------------------------------------------------------------------------------
Class A (Est. 9/22/86)
   Excluding Sales Charge                                      +7.17%      +7.01%       +5.40%      +8.67%
   Including Sales Charge                                      +6.89%      +6.61%       +4.60%      +4.58%
-----------------------------------------------------------------------------------------------------------
Class B (Est. 12/18/96)
   Excluding Sales Charge                                      +4.42%                               +7.85%
   Including Sales Charge                                      +4.01%                               +3.85%
-----------------------------------------------------------------------------------------------------------
Class C (Est. 5/26/97)
   Excluding Sales Charge                                      +4.13%                               +7.83%
   Including Sales Charge                                      +4.13%                               +6.83%
-----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

Statements of Net Assets


DELAWARE TAX-FREE USA FUND
==========================

                                                       Principal    Market
February 28, 2001 (Unaudited)                          Amount       Value
-------------------------------------------------------------------------------
  Municipal Bonds - 101.66%
  Airport Revenue Bonds - 5.35%
  Cleveland, Ohio Airport System Revenue
    Series A 5.00% 1/1/31 (FSA) ................... $  4,000,000  $  3,864,440
  Houston, Texas Airport System Revenue
    Subordinate Lien Series B
    5.50% 7/1/30 (FSA) ............................    5,000,000     5,107,650
  Kenton County, Kentucky Airport Board
    Special Facilities (Delta Airlines Project)
    Series A 7.25% 2/1/22 .........................    4,250,000     4,376,735
    Series B 7.50% 2/12/12 (AMT) ..................    2,000,000     2,061,880
  New Jersey Economic Development
    Authority Special Facility Revenue
    (Continental Airlines Inc. Project)
    6.25% 9/15/29 (AMT) ...........................    2,500,000     2,335,075
    7.00% 11/15/30 (AMT) ..........................      700,000       708,575
  Tulsa, Oklahoma Municipal Airport
    (American Airlines) 7.35% 12/1/11 .............    5,000,000     5,206,900
                                                                  ------------
                                                                    23,661,255
                                                                  ------------
  Continuing Care/Retirement Revenue Bonds - 1.89%
  Clark County, Nevada Assisted Living
    Homestead (Boulder City Project/
    Volunteers of America)
    6.50% 12/1/27 .................................    3,075,000     2,718,515
  Delaware County, Pennsylvania Authority
    Revenue (Main Line & Haverford
    Nursing and Rehabilitation Center)
    9.00% 8/1/22 ..................................    1,925,000     2,088,644
  Gainesville & Hall County, Georgia
    Development Authority Revenue Senior
    Living Facility (Lanier Valley) Series C
    7.25% 11/15/29 ................................    1,500,000     1,471,380
  Lucas County, Ohio Health Care Facilities
    Revenue Refunding & Improvement
    (Sunset Retirement Communities)
    Series A 6.625% 8/15/30 .......................    2,000,000     2,058,460
                                                                  ------------
                                                                     8,336,999
                                                                  ------------
  General Obligation Bonds - 5.24%
  Chicago, Illinois Series D
    5.50% 1/1/35 (FGIC) ...........................   17,500,000    17,838,275
  New York City, New York Series H
    6.125% 8/1/25 .................................    5,000,000     5,340,600
                                                                  ------------
                                                                    23,178,875
                                                                  ------------
  Higher Education Revenue Bonds - 10.61%
  Capital Projects Finance Authority Florida
    Student Housing Revenue (Capital
    Projects Loan Program-University
    of Central Florida) Series F-1
    5.00% 10/1/31 (MBIA) ..........................    7,155,000     6,927,113

                                                       Principal    Market
                                                       Amount       Value
-------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Higher Education Revenue Bonds (continued)
  Delaware State Economic Development
    Authority Revenue Student Housing
    (Collegiate Housing Foundation -
    University Courtyard) Series A
    6.10% 8/1/31 (Asset Gty) ...................... $  3,500,000  $  3,665,620
  Jefferson County, Kentucky Student
    Housing Industrial Building Revenue
    (Collegiate Housing Foundation-
    University of Louisville) 6.50% 9/1/09 ........    1,255,000     1,290,027
  Maryland State Economic Development
    Corporation Student Housing Revenue
    (Collegiate Housing Foundation-
    University Courtyard) Series A
    5.75% 6/1/31 ..................................    3,520,000     3,248,221
  Missouri State Health and Educational
    Facilities Authority (Washington
    University) 4.75% 11/15/37 ....................    4,000,000     3,615,680
  New Hampshire Higher Education &
    Health Facilities Authority Revenue
    (New Hampton School Issue)
    5.375% 10/1/28 ................................    3,070,000     2,664,576
  New Jersey State Educational Facilities
    Authority Revenue (Beth Medrash
    Govoha America) Series G
    6.375% 7/1/20 .................................      700,000       713,188
    6.375% 7/1/30 .................................      850,000       858,883
  New York City, New York Industrial
    Development Agency Civic Facilities
    Revenue (Polytechnic University Project)
    6.125% 11/1/30 ................................    1,000,000     1,040,540
 +New York Dormitory Authority Revenue
    (Drivers-107) Inverse Floater
    12.7294% 5/1/15 (MBIA) ........................   10,500,000    12,322,590
++New York Dormitory Authority Revenue
    (Putters-107) Variable Rate Note
    3.35% 5/15/25 (MBIA) ..........................    4,500,000     4,500,000
  Payne County, Oklahoma Economic
    Development Authority Revenue
    (Collegiate Housing Foundation-
    Oklahoma State University) Series A
    6.375% 6/1/30 .................................    4,000,000     4,090,160
  University of North Carolina University
    Revenue Series A 5.00% 12/1/25 ................    2,000,000     1,959,500
                                                                  ------------
                                                                    46,896,098
                                                                  ------------
  Hospital Revenue Bonds - 2.91%
  Mississippi Development Bank Special
    Obligation (Madison County
    Hospital Project)
    6.30% 7/1/22 ..................................    2,070,000     2,183,229

                                                       Principal    Market
Delaware Tax-Free USA Fund                             Amount       Value
-------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Hospital Revenue Bonds (continued)
  Philadelphia Hospital & Higher Education
    Facilities Authority Hospital Revenue
    (Jeanes Health System Project)
    6.85% 7/1/22 .................................. $  7,000,000  $  6,944,910
  Royston, Georgia Hospital Authority
    Revenue Certificates (Ty Cobb
    Healthcare Systems Inc.)
    6.375% 7/1/14 .................................      775,000       703,390
  Westmoreland County, Pennsylvania
    Industrial Development Authority
    Hospital Revenue (Citizens General
    Hospital) 5.25% 7/1/15 ........................    3,185,000     3,020,495
                                                                  ------------
                                                                    12,852,024
                                                                  ------------
  Housing Revenue Bonds - 4.06%
  Massachusetts State Housing Finance
    Agency Revenue Single Family
    Mortgage 6.95% 6/1/16 .........................    2,410,000     2,490,108
  Montgomery County, Pennsylvania
    Redevelopment Authority
    Multi-Family Housing Revenue
    (KBF Associates L.P. Project)
    Series A 6.50% 7/1/25 .........................    1,000,000     1,019,520
    Series B 7.25% 7/1/25 .........................    4,835,000     4,882,528
  Tennessee Housing Development Agency
    Mortgage Finance Series B
    6.60% 7/1/25 (AMT) ............................      715,000       734,941
  Utah State Housing Finance Agency
    Single Family Mortgage Series A
    7.20% 1/1/27 (FHA)(VA)(AMT) ...................      665,000       701,648
  Virginia State Housing Development
    Authority Mortgage Series A
    7.10% 1/1/25 ..................................    7,500,000     7,723,650
  Wisconsin Housing & Economic Development
    Authority Home Ownership Series B
    6.75% 9/1/25 (AMT) ............................      395,000       407,134
                                                                  ------------
                                                                    17,959,529
                                                                  ------------
  Industrial Development Revenue Bonds - 9.63%
  Alliance, Texas Special Facility
    Revenue Bonds (Federal Express
    Corp. Project) 6.375% 4/1/21 (AMT) ............    5,240,000     5,260,908
  Ashland, Kentucky Sewer & Solid Waste
    Revenue (Ashland, Inc. Project)
    7.125% 2/1/22 (AMT) ...........................   12,000,000    12,497,520
  Crisp County, Georgia Development
    Authority Environmental Improvement
    Revenue Refunding (International
    Paper Co. Project) Series A
    6.20% 2/1/20 (AMT) ............................    1,250,000     1,255,675

                                                       Principal    Market
                                                       Amount       Value
-------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Industrial Development Revenue Bonds (continued)
  Indianapolis, Indiana Airport Authority
    Revenue Special Facilities
    (Federal Express Corp. Project)
    7.10% 1/15/17 (AMT) ........................... $  7,800,000  $  8,288,280
  Luzerne County, Pennsylvania Industrial
    Development Authority (Pennsylvania
    Gas & Water Co. Project)
    7.00% 12/1/17 (AMBAC)(AMT) ....................    4,000,000     4,447,080
  Oregon State Solid Waste Disposal
    (USG Corp. Project)
    6.40% 12/1/29 (AMT) ...........................    2,500,000     1,783,625
  Pennsylvania Economic Development
    Financing Authority Wastewater
    Treatment (Sun Co. Inc.-R & M
    Project) Series A 7.60% 12/1/24 (AMT) .........    6,000,000     6,429,720
  Prattville, Alabama Industrial Development
    Board (International Paper Co. Project)
    Series A 6.70% 3/1/24 (AMT) ...................    1,500,000     1,562,220
  Toledo-Lucas County, Ohio Port Authority
    Revenue (CSX Transportation Inc.
    Project) 6.45% 12/15/21 .......................    1,000,000     1,024,160
                                                                  ------------
                                                                    42,549,188
                                                                  ------------
  Leases/Certificates of Participation - 3.03%
  Big Horn County, Wyoming Certificates
    of Participation 5.25% 6/1/31 (MBIA) ..........    1,000,000       996,160
  Hillsborough County, Florida School Board
    Certificates of Participation Series A
    5.00% 7/1/25 ..................................    7,000,000     6,834,870
  Midland County, Michigan Economic
    Development Subordinate Limited
    Obligation (Midland Cogeneration)
    Series A 6.875% 7/23/09 (AMT) .................    3,050,000     3,126,860
  Winston Salem, North Carolina
    Certificates of Participation
    Series C 5.00% 6/1/21 .........................    2,500,000     2,451,450
                                                                  ------------
                                                                    13,409,340
                                                                  ------------
  Pollution Control Revenue Bonds - 14.03%
  Claiborne County, Mississippi Pollution
    Control Revenue (System Energy
    Resources Inc. Project) 7.30% 5/1/25 ..........    3,000,000     3,043,770
  Clark County, Nevada Industrial
    Development Revenue (Nevada
    Power Co. Project) Series C
    7.20% 10/1/22 .................................    8,000,000     8,291,120
  Mississippi Business Finance Corporation
    Pollution Control Revenue Refunding
    (System Energy Resources Inc. Project)
    5.90% 5/1/22 ..................................    3,000,000     2,889,240

                                                       Principal    Market
Delaware Tax-Free USA Fund                             Amount       Value
-------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Pollution Control Revenue Bonds (continued)
  New Hampshire State Business Finance
    Authority Pollution Control Revenue
    (Public Service Company of
    New Hampshire) Series D
    6.00% 5/1/21 (AMT) ............................ $  4,370,000  $  4,286,926
  Nez Perce County, Idaho Pollution Control
    Revenue Refunding (Potlatch Corp.
    Project) 6.00% 10/1/24 (AMT) ..................    5,000,000     4,837,500
  Parish of West Feliciana, Louisiana
    (Gulf States Utilities Co. Project)
    Series A 7.50% 5/1/15 .........................   22,700,000    23,767,581
  Petersburg, Indiana Pollution Control
    Revenue Bonds (Indianapolis Power &
    Light Co. Project) 6.625% 12/1/24 .............    5,000,000     5,296,800
  Sabine River Authority, Texas Pollution
    Control Revenue (Southwestern
    Electric Power) 6.10% 4/1/18 (MBIA) ...........    4,000,000     4,372,040
  Sweetwater County, Wyoming Pollution
    Control Revenue (Idaho Power Co.
    Project) Series A 6.05% 7/15/26 ...............    5,000,000     5,212,950
                                                                  ------------
                                                                    61,997,927
                                                                  ------------
  Power Authority Revenue Bonds - 3.70%
  American Municipal Power Ohio Inc.
    (Omega JV2 Project)
    4.75% 1/1/21 (AMBAC) ..........................    3,000,000     2,825,070
  Chaska, Minnesota Electric Revenue
    Series A 6.00% 10/1/25 ........................    2,000,000     2,078,940
  Northern Municipal Power Agency
    Minnesota System Revenue Series A
    5.00% 1/1/21 ..................................    6,500,000     6,312,410
  Puerto Rico Electric Power Authority
    Series EE 4.75% 7/1/24 ........................    5,500,000     5,142,610
                                                                  ------------
                                                                    16,359,030
                                                                   ------------
 *Pre-Refunded/Escrowed to Maturity Bonds - 18.67%
  Delaware State Economic Development
    Authority First Mortgage (Peninsula
    United Methodist Homes) Series A
    8.50% 5/1/22-02 ...............................    3,045,000     3,277,729
**Intermountain Power Agency Utah
    Series 87D Power Supply Revenue
    8.605% 7/1/20-02 ..............................   95,575,000    18,743,213
  Louisiana Public Facilities Authority
    Hospital Revenue (Southern Baptist
    Hospital, Inc.) 8.00% 5/15/12
    (Escrowed to Maturity) ........................    8,090,000     9,725,798
  Michigan State Hospital Finance Authority
    Revenue Refunding (Genesys
    Health Systems) Series A
    7.50% 10/1/27-05 ..............................    8,130,000     9,387,955
    8.125% 10/1/21-05 .............................    4,000,000     4,788,800

                                                       Principal    Market
                                                       Amount       Value
-------------------------------------------------------------------------------
  Municipal Bonds (continued)
 *Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Oklahoma Turnpike Authority Revenue
    1st Senior 6.00% 1/1/22
    (Escrowed to Maturity) ........................ $ 13,535,000  $ 15,245,418
  Tampa, Florida Revenue (Florida Aquarium
    Inc. Project) 7.75% 5/1/27-02 .................   20,000,000    21,343,600
                                                                  ------------
                                                                    82,512,513
                                                                  ------------
  Sales Tax Revenue Bonds - 1.54%
  San Francisco, California Bay Area Rapid
    Transportation District Sales Tax Revenue
    4.75% 7/1/23 (AMBAC) ..........................    1,000,000       949,110
  Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue
    Series A 5.50% 12/15/26 (MBIA) ................    5,500,000     5,850,130
                                                                  ------------
                                                                     6,799,240
                                                                  ------------
  School District General Obligation Bonds - 3.51%
  Clackamas, Oregon Community College
    District 5.00% 6/15/20 (FGIC) .................    2,000,000     1,969,440
  Fort Bend, Texas Independent School District
    5.375% 2/15/24 ................................    5,000,000     5,048,250
  Howell, Michigan Public Schools Refunding
    5.00% 5/1/25 ..................................    2,500,000     2,430,450
  Lewisville, Texas Independent School District
    6.15% 8/15/21 .................................    2,160,000     2,336,645
  Pitkin County, Colorado School District
    No. 001 Aspen 5.00% 12/1/20 (FGIC) ............    2,250,000     2,215,125
  Victoria, Texas Independent School District
    5.00% 2/15/23 .................................    1,550,000     1,500,788
                                                                  ------------
                                                                    15,500,698
                                                                  ------------
  Territorial Revenue Bonds - 0.44%
  Puerto Rico Commonwealth Public
    Improvement 5.00% 7/1/28 ......................    2,000,000     1,934,480
                                                                  ------------
                                                                     1,934,480
                                                                  ------------
  Transportation Revenue Bonds - 9.24%
  Director State Nevada Department Business
    & Industry (Las Vegas Monorail Project)
    2nd Tier 7.375% 1/1/40 ........................    1,000,000       980,430
  Foothill/Eastern Transportation Corridor
    Agency California Toll Road Revenue
    Senior Lien Series A 5.75% 1/15/40 ............    3,000,000     3,000,990
  Massachusetts State Turnpike Authority
    Metropolitan Highway System Revenue
    Subordinated Series A
    5.00% 1/1/39 (AMBAC) ..........................   11,250,000    10,656,563
  New Jersey State Highway Authority
    Garden State Parkway General Revenue
    Refunding (Senior Parkway)
    5.50% 1/1/14 (FGIC) ...........................    5,000,000     5,373,200
    5.50% 1/1/15 (FGIC) ...........................    7,310,000     7,818,557

                                                       Principal    Market
Delaware Tax-Free USA Fund                             Amount       Value
-------------------------------------------------------------------------------

  Municipal Bonds (continued)
  Transportation Revenue Bonds (continued)
  Ohio State Turnpike Commission
    Turnpike Revenue Series A
    5.50% 2/15/24 (FGIC) ..........................  $ 5,000,000   $ 5,328,400
    5.50% 2/15/26 .................................    2,590,000     2,760,008
  Oklahoma Turnpike Authority
    1st Senior 6.00% 1/1/22 .......................    3,000,000     3,002,490
  Puerto Rico Commonwealth Highway &
    Transportation Authority (Highway
    Improvements) Series Y 5.00% 7/1/36 ...........    2,000,000     1,929,220
                                                                  ------------
                                                                    40,849,858
                                                                  ------------
  Water & Sewer Revenue Bonds - 5.43%
  Atlanta, Georgia Water & Wastewater
    Revenue Series A
    5.00% 11/1/29 (FGIC) ..........................    6,000,000     5,856,660
    5.00% 11/1/38 (FGIC) ..........................   10,500,000    10,012,380
  New York City, New York Municipal Water
    Finance Authority Water & Sewer Systems
    Revenue Series A 4.75% 6/15/31 (FSA) ..........    5,450,000     4,964,078
  West Virginia State Water Development
    Authority Revenue Loan Program
    Series A 6.375% 7/1/39
    (AMBAC)(AMT) ..................................    2,890,000     3,166,515
                                                                  ------------
                                                                    23,999,633
                                                                  ------------
  Other Revenue Bonds - 2.38%
  Alexandria, Virginia Industrial Development
    Authority Revenue (Institute for
    Defense Analyses) Series A
    5.90% 10/1/30 (AMBAC) .........................    5,000,000     5,399,400
  Austin, Texas Revenue Refunded
    Subordinate Lien
    5.25% 5/15/25 (MBIA) ..........................    5,000,000     5,141,950
                                                                  ------------
                                                                    10,541,350
                                                                  ------------
  Total Municipal Bonds
    (cost $424,893,689) ...........................                449,338,037
                                                                  ------------
  Total Market Value of Securities - 101.66%
    (cost $424,893,689) ...........................                449,338,037

  Liabilities Net of Receivables and
    Other Assets - (1.66%) ........................                 (7,349,762)
                                                                  ------------
  Net Assets Applicable to 39,914,677
    Shares Outstanding - 100.00% ..................               $441,988,275
                                                                  ============

--------------------------------------------------------------------------------
  Net Asset Value - Delaware Tax-Free USA Fund
    Class A ($414,988,535 / 37,476,414 Shares) ......                   $11.07
                                                                        ------
  Net Asset Value - Delaware Tax-Free USA Fund
    Class B ($25,414,114 / 2,295,069 Shares) ........                   $11.07
                                                                        ------
  Net Asset Value - Delaware Tax-Free USA Fund
    Class C ($1,585,626 / 143,194 Shares) ...........                   $11.07
                                                                        ------

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
**Zero Coupon Bond as of February 28, 2001. The interest rate shown is the effective yield as of February 28, 2001.
 +Inverse Floater Bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of February 28, 2001.
++Variable Rate Notes - The interest rate shown is the rate as of February 28, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

Components of Net Assets at February 28, 2001:
Shares of beneficial interest
  (unlimited  authorization - no par) .............               $444,592,304
Accumulated net realized loss on investments ......                (27,048,377)
Net unrealized appreciation of investments ........                 24,444,348
                                                                  ------------
Total net assets ..................................               $441,988,275
                                                                  ============
Net Asset Value and Offering Price per Share -
   Delaware Tax-Free USA Fund
Net asset value Class A (A) .......................                     $11.07
Sales charge (3.75% of offering price, or
   3.88% of amount invested per share) (B) ........                       0.43
                                                                        ------
Offering price ....................................                     $11.50
                                                                        ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE INSURED FUND
==============================


                                                       Principal    Market
February 28, 2001 (Unaudited)                          Amount       Value
-------------------------------------------------------------------------------

  Municipal Bonds - 100.31%
  Airport Revenue Bonds - 1.38%
  Cleveland, Ohio Airport System
    Revenue Series A 5.00% 1/1/31 (FSA) ...........   $1,000,000    $  966,110
                                                                    ----------
                                                                       966,110
                                                                    ----------
  Convention Center/Stadium Revenue Bonds - 1.57%
  Tampa, Florida Sports Authority Revenue
    (Tampa Bay Arena Project) Sales Tax
    5.75% 10/1/20 (MBIA) ..........................    1,000,000     1,100,220
                                                                    ----------
                                                                     1,100,220
                                                                    ----------
  General Obligation Bonds -10.30%
  Chicago, Illinois Refunding Series D
    5.50% 1/1/35 (FGIC) ...........................    2,500,000     2,548,325
  Florida State Board of Education Capital
    Outlay Series A 5.00% 6/1/27 ..................    1,000,000       970,470
  Jackson, Ohio Local School District
    (Stark & Summit Counties) School
    Facilities Construction & Improvement
    5.625% 12/1/25 (FSA) ..........................    1,000,000     1,044,180
  Melrose Park, Illinois Tax Increment
    Amount Series B
    6.00% 12/15/19 (FSA) ..........................    1,250,000     1,358,400
  Vancouver, Washington Limited Tax
    5.50% 12/1/25 (AMBAC) .........................    1,250,000     1,282,638
                                                                    ----------
                                                                     7,204,013
                                                                    ----------
  Higher Education Revenue Bonds - 8.99%
  Clackamas, Oregon Community College District
    5.00% 6/15/20 (FGIC) ..........................    1,000,000       984,720
  District of Columbia Revenue (Gonzaga
    College High School)
    5.375% 7/1/29 (FSA) ...........................    1,590,000     1,594,881
  Maryland State Economic Development
    Corp. (Collegiate Housing Foundation-
    Towson) Series A 5.75% 6/1/29 .................    1,000,000       930,820
  Massachusetts State Health & Education
    Facilities Authority Revenue
    (Boston College) Series J
    6.625% 7/1/21 (FGIC) ..........................       80,000        82,321
  Massachusetts State Industrial Finance
    Agency Revenue Higher Education
    (Clark University Project) 6.10% 7/1/16 .......    1,250,000     1,340,725
  Miami-Dade County, Florida Educational
    Facilities Authority (University of Miami)
    Series A 5.50% 4/1/19 (AMBAC) .................      300,000       313,026
  New York State Dormitory Authority
    Lease Revenue Insured (State
    Judicial Institute at Pace)
    5.50% 7/1/20 (AMBAC) ..........................    1,000,000     1,040,610
                                                                    ----------
                                                                     6,287,103
                                                                    ----------

                                                       Principal    Market
                                                       Amount       Value
-------------------------------------------------------------------------------

  Municipal Bonds (continued)
  Housing Revenue Bonds - 13.62%
  Bernalillo County, New Mexico Multifamily
    Apartments Revenue Housing (Vista
    Montana Apartments Project) Series A
    5.40% 12/1/31 (MBIA) ..........................   $1,650,000    $1,633,714
  California Housing Finance Agency Revenue
    Series B 6.85% 8/1/23 (MBIA) ..................    3,860,000     3,988,499
  Illinois Development Finance Authority
    Revenue Refunding
    (Section 8) Series A
    5.80% 7/1/28 (FHA) (MBIA) .....................    2,790,000     2,860,168
  New Mexico Mortgage Finance Authority
    (Single Family Mortgage Program)
    Series C 6.20% 7/1/26 (GNMA) (FNMA) ...........    1,000,000     1,043,700
                                                                    ----------
                                                                     9,526,081
                                                                    ----------
  Industrial Development Revenue Bonds - 5.10%
  Alexandria, Virginia Industrial Development
    Authority Revenue (Institute for
    Defense Analyses) Series A
    5.90% 10/1/30 (AMBAC) .........................    1,000,000     1,079,880
  Amherst, New York Industrial Agency
    Civic Facilities Revenue (UBF Faculty
    Student Housing) Series A
    5.75% 8/1/30 (AMBAC) ..........................    1,300,000     1,377,636
  Luzerne County, Pennsylvania Industrial
    Development Authority (Pennsylvania
    Gas & Water Co. Project)
    7.00% 12/1/17 (AMBAC)(AMT) ....................    1,000,000     1,111,770
                                                                    ----------
                                                                     3,569,286
                                                                    ----------
  Leases/Certificates of Participation - 3.49%
  Hillsborough County, Florida School Board
    Certificates of Participation
    Series A 5.00% 7/1/25 (MBIA) ..................    2,500,000     2,441,025
                                                                    ----------
                                                                     2,441,025
                                                                    ----------
  Pollution Control Revenue Bonds - 11.59%
  Maricopa County, Arizona Pollution
    Control Corporation Pollution Control
    Revenue Refunding (El Paso Electric)
    Series A Mandatory Put 8/1/05
    6.375% 8/1/15 .................................    1,000,000     1,021,910
  Mason County, West Virginia Pollution
    Control Revenue (Appalachian
    Power Co. Project) Series K
    6.05% 12/1/24 (AMBAC) .........................    3,000,000     3,213,720
  Salem County, New Jersey Pollution
    Control Financing Authority
    Revenue Refunding (Public Service
    Electric & Gas Co.) Series D
    6.55% 10/1/29 (MBIA) ..........................    3,600,000     3,867,480
                                                                    ----------
                                                                     8,103,110
                                                                    ----------

--------------------------------------------------------------------------------
Statements of Net Assets (continued)


                                                       Principal    Market
Delaware Tax-Free Insured Fund                         Amount       Value
-------------------------------------------------------------------------------

  Municipal Bonds (continued)
  Power Authority Revenue Bonds - 2.69%
  American Municipal Power Ohio Inc.
    (Omega JV2 Project)
    4.75% 1/1/21 (AMBAC) ..........................   $2,000,000   $ 1,883,380
                                                                   -----------
                                                                     1,883,380
                                                                   -----------
 *Pre-Refunded Bonds - 17.23%
  Massachusetts State Health & Education
    Facilities Authority Revenue
    (Boston College) Series J
    6.625% 7/1/21-01 (FGIC) .......................    1,420,000     1,463,395
  Michigan State Hospital Finance Authority
    Revenue Refunding (Genesys Health
    Systems) Series A 7.50% 10/1/27-05 ............    1,500,000     1,732,095
  Regional Transportation Authority
    Illinois Revenue Series D
    6.75% 6/1/25-04 (FGIC) ........................    7,970,000     8,851,881
                                                                   -----------
                                                                    12,047,371
                                                                   -----------
  Sales Tax Revenue Bonds - 4.86%
  Brevard County, Florida Constitutional
    Fuel Tax Revenue 6.00% 8/1/14 (FSA) ...........    1,000,000     1,119,500
  San Francisco, California Bay Area Rapid
    Transportation District Sales
    Tax Revenue 4.75% 7/1/23 (AMBAC) ..............    2,400,000     2,277,864
                                                                   -----------
                                                                     3,397,364
                                                                   -----------
  Transportation Revenue Bonds - 12.10%
  Dallas-Fort Worth, Texas International
    Airport Facilities Improvement Corporation
    Revenue Refunding (American Airlines)
    Series C 6.15% 5/1/29 (AMT) ...................    1,200,000     1,245,348
  Massachusetts State Turnpike Authority
    Metropolitan Highway Systems Revenue
    Series A 5.00% 1/1/39 (AMBAC) .................    3,250,000     3,078,563
  New Jersey State Highway Authority
    Garden State Parkway General
    Revenue 5.50% 1/1/16 (FGIC) ...................    2,000,000     2,131,100
  New York State Thruway Authority Service
    Contract Revenue Local Highway
    and Bridge 5.125% 4/1/20 (AMBAC) ..............    2,000,000     2,005,660
                                                                   -----------
                                                                     9,426,781
                                                                   -----------
  Other Revenue Bonds - 7.39%
  Austin, Texas Revenue Refunding
    Subordinate Lien
    5.25% 5/15/20 (MBIA) ..........................    5,000,000     5,168,500
                                                                   -----------
                                                                     5,168,500
                                                                   -----------
  Total Municipal Bonds
    (cost $66,166,145) ............................                 70,154,234
                                                                   -----------

--------------------------------------------------------------------------------
  Total Market Value of Securities - 100.31%
    (cost $66,166,145) ............................                $70,154,234

  Liabilities Net of Receivables and
    Other Assets - (0.31%) ........................                   (217,504)
                                                                   -----------
  Net Assets Applicable to 6,549,506
    Shares Outstanding - 100.00% ..................                $69,936,730
                                                                   ===========
  Net Asset Value - Delaware Tax-Free
    Insured Fund Class A
    ($61,998,975 / 5,806,143 Shares) ..............                     $10.68
                                                                        ------
  Net Asset Value - Delaware Tax-Free
    Insured Fund Class B
    ($6,507,653 / 609,435 Shares) .................                     $10.68
                                                                        ------
  Net Asset Value - Delaware Tax-Free
    Insured Fund Class C
    ($1,430,102 / 133,928 Shares) .................                     $10.68
                                                                        ------
-----------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Components of Net Assets at February 28, 2001:

Shares of beneficial interest (unlimited
  authorization - no par) .........................                $68,670,862
Accumulated net realized loss
  on investments ..................................                 (2,722,221)
Net unrealized appreciation of investments ........                  3,988,089
                                                                   -----------
Total net assets ..................................                $69,936,730
                                                                   ===========
Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Insured Fund
Net asset value Class A (A) .......................                     $10.68
Sales charge (3.75% of offering price, or
3.93% of amount invested per share) (B) ...........                       0.42
                                                                        ------
Offering price ....................................                     $11.10
                                                                        ======

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE USA INTERMEDIATE FUND
=======================================

                                                       Principal    Market
February 28, 2001 (Unaudited)                          Amount       Value
-------------------------------------------------------------------------------
 Municipal Bonds - 98.76%
 General Obligation Bonds - 8.01%
 Chicago, Illinois Board of Education
   Chicago School Reform Board-Series A
   5.25% 12/1/20 (FGIC) ..........................    $1,000,000    $1,030,440
 Florida State Board of Education Capital
   Outlay Series A 5.00% 6/1/27 ..................     1,000,000       970,470
                                                                    ----------
                                                                     2,000,910
                                                                    ----------
 Higher Education Bonds - 12.16%
 Capital Projects Finance Authority Florida
   Student Housing Revenue (Capital
   Projects Loan Program-University of
   Central Florida) Series F1
   5.00% 10/1/31 (MBIA) ..........................     1,000,000       968,150
 Clackamas, Oregon Community College
   District 5.00% 6/15/20
   (Asset Gty) (FGIC) ............................     1,000,000       984,720
 Forest Grove, Oregon
   Revenue Campus Improvement &
   Refunding (Pacific University)
   6.30% 5/1/25 (Asset Gty) ......................     1,000,000     1,083,540
                                                                    ----------
                                                                     3,036,410
                                                                    ----------
 Highway Revenue Bonds - 12.43%
 Arizona State Transportation Board
   Highway Revenue 6.25% 7/1/16 ..................     1,850,000     2,054,628
 Puerto Rico Commonwealth Highway &
   Transportation Authority Revenue
   Series B 6.00% 7/1/26 .........................     1,000,000     1,050,780
                                                                    ----------
                                                                     3,105,408
                                                                    ----------
 Housing Revenue Bonds - 9.95%
 Maryland State Community Development
   Administration Department of Housing
   & Community Development (Single
   Family Program) 6th Series
   5.90% 4/1/01 ..................................     1,000,000     1,001,190
 Montgomery County, Pennsylvania
   Redevelopment Authority Multi-Family
   Housing Revenue (KBF Associates)
   6.00% 7/1/04 ..................................     1,460,000     1,482,776
                                                                    ----------
                                                                     2,483,966
                                                                    ----------
 Industrial Development Revenue Bonds - 16.64%
 Crisp County, Georgia Development
   Authority Environment Improvement
   Revenue Amount Refunding
   (International Paper Company
   Project) Series A 6.20% 2/1/20 ................     1,250,000     1,255,675
 Dunes, Florida Community Development
   District-Intracoastal Waterway Bridge
   (ITT Industries Corporation)
   5.50% 10/1/07 .................................       825,000       856,589
 Phoenix, Arizona Industrial Development
   Authority Government Office Lease
   Revenue (Capitol Mall LLC Project)
   5.375% 9/15/22 (AMBAC) ........................     1,000,000     1,016,400

                                                    Principal       Market
                                                    Amount          Value
-------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Industrial Development Revenue Bonds (continued)
 Toledo Lucas County, Ohio Port Authority
   Development Revenue (Northwest Ohio
   Bond Fund-Alex Products Inc.)
   6.125% 11/15/09 (LOC Fifth
   Third Bank) (AMT) .............................  $1,000,000      $1,027,730
                                                                    ----------
                                                                     4,156,394
                                                                    ----------
 Pollution Control Revenue Bonds - 5.11%
 Maricopa County, Arizona Pollution Control
   Corporation Pollution Control Revenue
   Refunding (El Paso Electric Company)
   Series A Mandatory Put 8/1/05
   6.375% 8/1/15 .................................   1,250,000       1,277,388
                                                                    ----------
                                                                     1,277,388
                                                                    ----------
 Power Authority Revenue Bonds - 1.22%
 Jacksonville, Florida Electric Authority
   Revenue Electric System Series 3-C
   5.50% 10/1/30 .................................     300,000         303,681
                                                                    ----------
                                                                       303,681
                                                                    ----------
*Pre-Refunded/Escrowed to Maturity Bonds - 6.97%
 Easton, Pennsylvania Joint Sewer Authority
   5.60% 4/1/03 (Asset Gty)
   (Escrowed to Maturity) ........................       200,000       207,962
 Metropolitan Pier & Exposition Authority
   Illinois Hospitality Facilities (McCormick
   Place Convention) 5.75% 7/1/06
   (Escrowed to Maturity) ........................       500,000       527,480
 Philadelphia, Pennsylvania School District
   Series A 6.25% 5/15/01 (AMBAC)
   (Escrowed to Maturity) ........................     1,000,000     1,006,060
                                                                    ----------
                                                                     1,741,502
                                                                    ----------
 Transportation Revenue Bonds - 16.89%
 Dallas-Fort Worth, Texas International
   Airport Facilities Improvement
   Corporation Revenue Refunding
   (American Airlines)
   Series C 6.15% 5/1/29 .........................     1,000,000     1,037,790
 Harris County, Texas Industrial Development
   Corporation Airport Facilities Refunding
   (Continental Airlines Project)
   5.00% 7/1/07 (AMT) ............................     1,165,000     1,087,586
 New York State Thruway Authority Service
   Contract Revenue Local Highway &
   Bridge 5.125% 4/1/20 (AMBAC) ..................     1,000,000     1,002,830
 Rhode Island Port Authority and Economic
   Development Corporation Airport
   Revenue Series A
   5.80% 7/1/02 (FSA) (AMT) ......................       565,000       579,577
   5.90% 7/1/03 (FSA) (AMT) ......................       490,000       511,589
                                                                    ----------
                                                                     4,219,372
                                                                    ----------

                                                       Principal    Market
Delaware Tax-Free USA Intermediate Fund                Amount       Value
-------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Water & Sewer Revenue Bonds - 5.26%
 Marysville, Washington Water & Sewer
   Revenue 5.50% 12/1/02 (MBIA) ..................    $  200,000   $   206,468
 Virginia State Resource Authority Clean
   Water Revenue 6.00% 10/1/16 ...................     1,000,000     1,107,950
                                                                   -----------
                                                                     1,314,418
                                                                   -----------
 Other Revenue Bonds - 4.12%
 West Virginia School Building Authority
   Revenue Capital Improvement
   5.625% 7/1/02 (MBIA) ..........................     1,000,000     1,028,160
                                                                   -----------
                                                                     1,028,160
                                                                   -----------
 Total Municipal Bonds
   (cost $23,928,151) ............................                  24,667,609
                                                                   -----------

 Total Market Value of Securities - 98.76%
   (cost $23,915,032) ............................                  24,667,609
 Receivables and Other Assets
   Net of Liabilities - 1.24% ....................                     309,143
                                                                   -----------
 Net Assets Applicable to 2,364,102
   Shares Outstanding - 100.00% ..................                 $24,976,752
                                                                   ===========
 Net Asset Value - Delaware Tax-Free USA
   Intermediate Fund Class A
   ($20,314,793 / 1,922,838 Shares) ..............                      $10.57
                                                                        ------
 Net Asset Value - Delaware Tax-Free USA
   Intermediate Fund Class B
   ($2,142,322 / 202,775 Shares) .................                      $10.57
                                                                        ------
 Net Asset Value - Delaware Tax-Free USA
   Intermediate Fund Class C
   ($2,519,637 / 238,489 Shares) .................                      $10.57
                                                                        ------

-----------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

 Summary of Abbreviations:
 AMBAC - Insured by the AMBAC Indemnity Corporation
 AMT - Subject to Alternative Minimum Tax
 Asset Gty - Insured by the Asset Guaranty Insurance Company
 FGIC - Insured by the Financial Guaranty Insurance Company
 FSA - Insured by Financial Security Assurance
 MBIA - Insured by the Municipal Bond Insurance Association

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) .........................                $25,199,309
Accumulated net realized loss
  on investments ..................................                   (975,134)
Net unrealized appreciation of investments ........                    752,577
                                                                   -----------
Total net assets ..................................                $24,976,752
                                                                   ===========
Net Asset Value and Offering Price per Share -
  Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A) .......................                     $10.57
Sales charge (2.75% of offering price, or
  2.84% of amount invested per share) (B) .........                       0.30
                                                                        ------
Offering price ....................................                     $10.87
                                                                        ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE NATIONAL HIGH-YIELD MUNICIPAL BOND FUND
================================================


                                                       Principal    Market
February 28, 2001 (Unaudited)                          Amount       Value
-------------------------------------------------------------------------------
Municipal Bonds - 98.17%
Airport Revenue Bonds - 6.39%
Chicago, Illinois O'Hare International
  Airport Special Facilities Revenue
  (United Airlines Inc. Project)
  Series C 6.30% 5/1/16 .........................     $1,000,000    $1,001,440
Dallas-Fort Worth, Texas International
  Airport Facilities Improvement
  Corporation (American Airlines)
  Series C 6.15% 5/1/29 (AMT) ...................      2,000,000     2,075,580
New Jersey Economic Development
  Authority Special Facilities Revenue
  (Continental Airlines Inc. Project)
  7.00% 11/15/30 (AMT) ..........................      1,300,000     1,315,925
Toledo Lucas County, Ohio Port Authority
  Airport Revenue (Improvement Series 1)
  5.50% 5/15/20 .................................      1,250,000     1,087,263
Tulsa, Oklahoma Municipal Airport
  (AMR Corporation) Series B
  6.00% 6/1/35 (AMT) ............................      1,000,000     1,009,510
                                                                    ----------
                                                                     6,489,718
                                                                    ----------
Continuing Care/Retirement Revenue Bonds - 7.74%
Gainesville & Hall County, Georgia
  Development Authority Revenue Senior
  Living Facility (ACTS Retirement-Life
  Communities Inc. - Lanier Village)
  Series C 7.25% 11/15/29 .......................      1,000,000       980,920
Indianapolis, Indiana Economic Development
  Authority Revenue (National Benevolent
  Association) 7.25% 10/1/10 ....................        700,000       715,736
Marion County, Missouri Nursing Home
  District Revenue 7.00% 8/1/13 .................      1,050,000     1,047,333
Philadelphia, Pennsylvania Hospitals &
  Higher Education Facilities Authority
  Revenue (The Philadelphia Protestant
  Home Project) Series A 6.50% 7/1/27 ...........      1,100,000       988,141
South Dakota Health & Education
  Facilities Authority Revenue
  (Westhills Village Retirement)
  7.25% 9/1/13 ..................................      1,125,000     1,107,776
Vermont Education & Health Building
  Financing Agency Revenue
  Health Care Facility (Copley
  Manor Project) 6.15% 4/1/19 ...................      1,730,000     1,502,176
Virginia Beach, Virginia Development
  Authority Residential Care Facilities
  Mortgage Revenue (Westminster-
  Canterbury) Series A 7.25% 11/1/32 ............      1,500,000     1,514,970
                                                                    ----------
                                                                     7,857,052
                                                                    ----------

                                                       Principal    Market
                                                       Amount       Value
-------------------------------------------------------------------------------
Municipal Bonds (continued)
General Obligation Bonds - 6.05%
Anderson County, South Carolina
  School District Series B 5.125% 3/1/25 ........     $  525,000    $  520,700
Chicago, Illinois Tax Increment Subordinate
  (Central Loop Redevelopment)
  Series A 6.50% 12/1/08 ........................      1,000,000     1,008,040
Illinois State Development Finance
  Authority East St. Louis Debt
  Restructure Revenue
  7.375% 11/15/11 ...............................      1,100,000     1,221,990
Niles, Illinois Park District Unlimited
  Tax Series A 6.65% 12/1/14 ....................        860,000       909,949
Orange Beach, Alabama Refunding &
  Capital Improvement Warrants
  Unlimited Tax 6.25% 10/1/13 ...................      1,500,000     1,540,605
Romeoville, Illinois Unlimited Tax
  Series A 7.80% 1/1/11 .........................        885,000       944,392
                                                                    ----------
                                                                     6,145,676
                                                                    ----------
Higher Education Revenue Bonds - 19.29%
Jefferson County, Kentucky Student
  Housing Industrial Building Revenue
  (Collegiate Housing Foundation -
  University of Louisville) Series A
  6.50% 9/1/09 ..................................      1,000,000     1,027,910
Maine Finance Authority Education Revenue
  (Waynflete School) 6.40% 8/1/19 ...............      1,000,000     1,031,000
Maryland Economic Development
  Corporation Student Housing
  Revenue (Collegiate Housing
  Foundation - University Courtyard)
  Series A 5.75% 6/1/24 .........................      1,250,000     1,173,038
Maryland State Economic Development
  Corporation Student Housing Revenue
  (Collegiate Housing Foundation -
  Towson) Series A 5.75% 6/1/29 .................      2,000,000     1,861,640
Massachusetts State Health & Education
  Facilities Authority (Nichols
  College) Series C
  6.00% 10/1/17 .................................      1,000,000       895,920
  6.125% 10/1/29 ................................      4,400,000     3,841,552
Minnesota State Higher Education Facilities
  Authority (College of Art & Design)
  Series 5-D 6.75% 5/1/26 .......................      1,000,000     1,035,460
New Hampshire Higher Education & Health
  Facilities Authority (Brewster Academy)
  6.125% 3/1/19 .................................      2,000,000     1,848,320
  6.75% 6/1/25 ..................................      1,000,000     1,009,260

                                                       Principal    Market
Delaware National High-Yield Municipal Bond Fund       Amount       Value
-------------------------------------------------------------------------------
Municipal Bonds (continued)
Higher Education Revenue Bonds (continued)
New Jersey State Educational
  Facilities Authority Revenue
  (Bloomfield College) Series A
  6.85% 7/1/30 ..................................     $1,320,000   $ 1,368,761
New York City, New York Industrial
  Development Agency Civic Facilities Revenue
  (Polytechnic University Project)
  6.125% 11/1/30 ................................      2,000,000     2,081,080
Savannah, Georgia Economic
  Development Authority Revenue
  (College of Art & Design)
  6.50% 10/1/13 .................................      1,000,000     1,047,900
Scranton-Lackawanna, Pennsylvania
  Health & Welfare Authority First
  Mortgage Revenue
  (Lackawanna Junior College)
  5.75% 11/1/20 .................................      1,510,000     1,355,044
                                                                   -----------
                                                                    19,576,885
                                                                   -----------
Hospital Revenue Bonds - 11.29%
Chester County, Pennsylvania
  Health & Educational Facilities
  Authority Hospital Revenue
  (Chester County Hospital Project)
  Series A 6.75% 7/1/31 .........................      1,000,000       996,290
Cuyahoga County, Ohio Health Care Facilities
  Revenue (Benjamin Rose Institute
  Project) 5.50% 12/1/28 ........................      1,250,000       996,138
Grand Forks, North Dakota Health Care
  System Revenue (Altru Health Systems
  Obligated Group) 7.125% 8/15/24 ...............      1,750,000     1,822,608
Illinois Health Facilities Authority Revenue
  (Midwest Physician Group Limited)
  5.50% 11/15/19 ................................      1,685,000     1,363,216
Mississippi Development Bank Special
  Obligation (Madison County Hospital)
  6.40% 7/1/29 ..................................      1,585,000     1,675,852
Puerto Rico Industrial Tourist Educational
  Medical & Environmental Control Facilities
  (Mennonite General Hospital Project)
  Series A 5.625% 7/1/27 ........................        250,000       205,285
Richland County, Ohio Hospital Facilities
  Revenue (Medcentral Health System)
  Series B 6.375% 11/15/30 ......................      1,500,000     1,475,280
South Dakota Health & Education Facilities
  Authority Revenue (Huron Regional
  Medical Center) 7.00% 4/1/10 ..................      1,000,000     1,027,390
Westmoreland County, Pennsylvania Industrial
  Development Authority Hospital Revenue
  (Citizens General Hospital)
  5.25% 7/1/15 ..................................      2,000,000     1,896,700
                                                                   -----------
                                                                    11,458,759
                                                                   -----------
                                                       Principal    Market
                                                       Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Industrial Development Revenue Bonds - 6.39%
Alliance, Texas Special Facilities Revenue
  (Federal Express Corp. Project)
  6.375% 4/1/21 (AMT) ...........................     $2,000,000   $ 2,007,980
De Soto Parish, Louisiana Environmental
  Improvement Revenue (International
  Paper Company Project) Series A
  6.35% 2/1/25 (AMT) ............................      1,650,000     1,657,425
Moundville, Alabama Industrial
  Development Board Revenue
  (Lawter International, Inc. Project) Series LI
  6.75% 12/1/11 .................................      1,500,000     1,522,905
New York City, New York Industrial
  Development Agency Revenue (Field Hotel
  Association LP, JFK Airport Project)
  6.00% 11/1/28 .................................      1,500,000     1,299,510
                                                                   -----------
                                                                     6,487,820
                                                                   -----------
Leases/Certificates of Participation - 1.97%
Midland County, Michigan Economic
  Development Subordinate Limited
  Obligation (Midland Congeneration) Series A
  Mandatory Put 8/1/05
  6.875% 7/23/09 (AMT) ..........................      1,950,000     1,999,140
                                                                   -----------
                                                                     1,999,140
                                                                   -----------
Pollution Control Revenue Bonds - 4.03%
California Pollution Control Financing Authority
  Pollution Control Revenue (Laidlaw Inc.)
  Series A 6.70% 7/1/07 (AMT) ...................      1,000,000        28,500
Maricopa County, Arizona Pollution
  Control Revenue (El Paso Electric) Series A
  Mandatory Put 8/1/05 6.375% 8/1/15 ............      1,750,000     1,788,343
New Hampshire State Business
  Finance Authority Pollution Control Revenue
  (Public Service Company of New Hampshire)
  Series D 6.00% 5/1/21 (AMT) ...................      2,320,000     2,275,897
                                                                   -----------
                                                                     4,092,740
                                                                   -----------

*Pre-Refunded/Escrowed to Maturity Bonds - 13.30%
 Alexandria, Minnesota Health Care Facilities
   Revenue Board of Social Ministry
   8.75% 8/1/21-01 ...............................       500,000       520,595
 Bedford Park, Illinois Tax Increment Revenue
   8.00% 12/1/10-04 ..............................     1,200,000     1,374,180
 Chelsea, Oklahoma Gas Authority Revenue
   Gas Systems
   7.25% 7/1/13-04 ...............................       600,000       675,030
   7.30% 7/1/19-04 ...............................       700,000       788,620
 Easton, Pennsylvania Area Joint Sewer
   Authority 6.20% 4/1/09-03 .....................     1,000,000     1,050,760
 Elizabeth Borough, Pennsylvania Municipal
   Authority Guaranteed Sewer
   7.15% 1/1/21-02 ...............................       500,000       524,495
 Etowah County, Alabama Refunding Warrants
   8.50% 11/1/10-00 ..............................       240,000       245,746

                                                        Principal    Market
Delaware National High-Yield Municipal Bond Fund        Amount       Value
-------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds (continued)
 Illinois Health Facilities Authority Revenue
   (Midwest Physician Group Project)
   8.10% 11/15/14-04 .............................     $  910,000   $ 1,051,059
 Illinois State Development Finance Authority
   (Harrisburg Medical Center Project)
   7.00% 3/1/06 (Escrowed to Maturity) ...........        400,000       442,116
   7.20% 3/1/07-06 ...............................        400,000       443,280
   7.20% 3/1/08-06 ...............................        400,000       443,280
 New Kensington, Pennsylvania Municipal
   Sanitation Authority Revenue
   7.50% 10/1/11-01 ..............................      1,000,000     1,023,440
 Oklahoma City, Oklahoma Public Property
   Authority (City Golf System)
   8.30% 10/1/16-01 ..............................      1,000,000     1,047,600
 Pennsylvania Higher Education Facilities
   Authority (Drexel University)
   6.75% 5/1/12-03 ...............................      1,300,000     1,408,758
 Pocatello, Idaho Development Authority
   Allocation Tax Increment Revenue Series B
   7.25% 12/1/08-01 ..............................         35,000        37,067
 Spring Park, Minnesota Twin Birch Health Care
   Center (Presbyterian Homes of Minnesota)
   8.25% 8/1/11-01 ...............................        500,000       519,565
 Volusia County, Florida Industrial Development
   Authority Mortgage Revenue
   (Bishops Glen Project Retirement Health
   Facilities) 7.50% 11/1/16-06 ..................        965,000     1,113,002
 West Chicago, Illinois Tax Increment
   7.375% 12/1/12-02 .............................        720,000       786,528
                                                                    -----------
                                                                     13,495,121
                                                                    -----------
 Recreational Area Bonds - 1.89%
 North Charleston, South Carolina Municipal
   Golf Course Mortgage Revenue
   5.50% 5/1/24 ..................................      1,000,000       918,450
 Santa Fe, New Mexico Municipal Recreation
   Complex Net Revenue 5.625% 12/1/23 ............      1,065,000     1,000,599
                                                                    -----------
                                                                      1,919,049
                                                                    -----------
 Transportation Revenue Bonds - 1.45%
 Director State Nevada Department Business
   & Industry (Las Vegas Monorail Project -
   2nd Tier) 7.375% 1/1/40 .......................      1,500,000     1,470,645
                                                                    -----------
                                                                      1,470,645
                                                                    -----------
 Waste Disposal Revenue Bonds - 2.45%
 Ashland, Kentucky Sewer & Solid Waste
   Revenue (Ashland, Inc. Project)
   7.125% 2/1/22 (AMT) ...........................      1,200,000     1,249,752
 Schuylkill County, Pennsylvania Industrial
   Development Authority Resource Recovery
   (Schuylkill Energy Resource Inc.)
   6.50% 1/1/10 (AMT) ............................      1,265,000     1,232,173
                                                                    -----------
                                                                      2,481,925
                                                                    -----------

                                                       Principal    Market
                                                       Amount       Value
-------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 3.80%
Franklin County, Missouri Public Water
  Supply District #3 (Waterworks & Sewer
  System) Series B 7.375% 12/1/18 ...............     $1,255,000   $ 1,319,432
Upper Bear Creek, Alabama Water,
  Sewer, & Fire Protection District
  Water Revenue 6.25% 8/1/15 ....................      1,250,000     1,304,900
Vance, Alabama Governmental Utility Services
  Corporation Sewer Services Revenue
  7.50% 10/1/18 .................................      1,505,000     1,234,251
                                                                   -----------
                                                                     3,858,583
                                                                   -----------
Other Revenue Bonds - 12.13%
Anne Arundel County, Maryland Special
  Obligation (Arundel Mills Project)
  7.10% 7/1/29 ..................................      1,500,000     1,566,255
Arbor Greene, Florida Community Development
  District Special Assessment Revenue
  7.00% 5/1/03 ..................................         10,000        10,132
Colorado Postsecondary Education Facilities
  Authority (Ocean Journey Project)
  8.00% 12/1/06 .................................        800,000       874,792
Dauphin County, Pennsylvania General Authority
  (Riverfront Office & Parking) Series A
  5.75% 1/1/10 ..................................      1,875,000     1,865,231
Lowry, Colorado Economic Redevelopment
  Authority Revenue Series A (Private
  Placement) 7.30% 12/1/10 ......................        925,000       997,039
Massachusetts State Development
  Finance Agency Revenue (Boston Biomedical
  Research) 5.75% 2/1/29 ........................      1,000,000       910,450
Orlando, Florida Special Assessment
  (Conroy Road Interchange) Series B
  5.25% 5/1/05 ..................................      1,045,000     1,016,900
Prescott Valley, Arizona Improvement District
  Special Assessment 7.90% 1/1/12 ...............        500,000       535,805
Sacramento, California City Financing Authority
  Revenue (Convention Center Hotel) Series A
  6.25% 1/1/30 ..................................      1,500,000     1,480,890
Saint Joseph County, Indiana Industrial
  Economic Development (Madison Center
  Project) 5.50% 2/15/21 ........................      1,150,000       983,503
Virginia Beach, Virginia Development Authority
  Revenue Reference (Ramada on the Beach)
  6.625% 12/1/09 ................................      1,000,000       982,710
Washington State Housing Finance
  Commission (State School Directors'
  Association) (Private Placement)
  8.25% 7/1/02 ..................................         75,000        76,830
  8.25% 7/1/12 ..................................        625,000       655,038

                                                       Principal    Market
Delaware National High-Yield Municipal Bond Fund       Amount       Value
-------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
Westminster, Colorado Shaw Heights Special
  Improvement District Series A
  7.50% 12/1/07 ...................................     $350,000  $    351,743
                                                                  ------------
                                                                    12,307,318
                                                                  ------------
Total Municipal Bonds
  (cost $100,399,211) .............................                 99,640,431
                                                                  ------------

Total Market Value of Securities - 98.17 %
  (cost $100,399,211) .............................                 99,640,431
Receivables and Other Assets
  Net of Liabilities - 1.83% ......................                  1,860,244
                                                                  ------------
Net Assets Applicable to 10,155,045
  Shares Outstanding - 100.00% ....................               $101,500,675
                                                                  ============
Net Asset Value - Delaware National
  High-Yield Municipal Bond Fund Class A
  ($75,085,896 / 7,517,517 Shares) ................                     $ 9.99
                                                                        ------
Net Asset Value - Delaware National
  High-Yield Municipal Bond Fund Class B
  ($18,757,999 / 1,873,355 Shares) ................                     $10.01
                                                                        ------
Net Asset Value - Delaware National
  High-Yield Municipal Bond Fund Class C
  ($7,656,780 / 764,173 Shares) ...................                     $10.02
                                                                        ------

-----------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax

-------------------------------------------------------------------------------
Components of Net Assets at February 28, 2001:
Shares of Beneficial Interest (unlimited
  authorization - no par) .........................               $106,326,458
Distributions in excess of net
  investment income ...............................                     (4,803)
Accumulated net realized loss
  on investments ..................................                 (4,062,200)
Net unrealized depreciation of investments ........                   (758,780)
                                                                  ------------
Total net assets ..................................               $101,500,675
                                                                  ============
Net Asset Value and Offering Price per Share -
  Delaware National High-Yield Municipal Bond Fund
Net asset value Class A (A) .......................                     $ 9.99
Sales charge (3.75% of offering price, or
  3.90% of amount invested per share) (B) .........                       0.39
                                                                        ------
Offering price ....................................                     $10.38
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                            Delaware      Delaware         Delaware              Delaware
                                                            Tax-Free      Tax-Free       Tax-Free USA       National High-Yield
February 28, 2001 (Unaudited)                               USA Fund    Insured Fund   Intermediate Fund    Municipal Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ................................................ $13,742,584     $1,907,192      $  669,122             $3,351,066
                                                          -----------     ----------      ----------             ----------
Expenses:
Management fees .........................................   1,206,095        167,460          60,925                280,278
Distribution expenses ...................................     546,627         92,865          36,924                223,526
Dividend disbursing and transfer agent fees and expenses       90,110         25,560          14,290                 25,677
Accounting and administration ...........................      57,374         13,692           5,003                 25,330
Custodian fees ..........................................      16,783         20,833           1,042                  2,089
Professional fees .......................................      13,000          5,350           1,410                  8,950
Registration fees .......................................       9,130         30,750          17,646                 12,242
Reports and statements to shareholders ..................       5,000          7,700           2,200                 14,500
Trustees' fees ..........................................       1,500          3,000           2,680                  2,700
Taxes (other than taxes on income) ......................          --            190             340                     --
Other ...................................................       7,595         11,961           2,501                  1,401
                                                          -----------     ----------      ----------             ----------
                                                            1,953,214        379,361         144,961                596,693
Less expenses absorbed or waived ........................          --             --         (28,140)                    --
Less expenses paid indirectly ...........................     (16,378)        (2,511)           (975)                (1,174)
                                                          -----------     ----------      ----------             ----------
Total expenses ..........................................   1,936,836        376,850         115,846                595,519
                                                          -----------     ----------      ----------             ----------

Net Investment Income ...................................  11,805,748      1,530,342         553,276              2,755,547
                                                          -----------     ----------      ----------             ----------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments .................   3,507,632        830,887         236,490               (350,300)
Net change in unrealized appreciation/depreciation
   of investments .......................................   6,160,650        976,471         237,334                735,687
                                                          -----------     ----------      ----------             ----------

Net Realized and Unrealized Gain on Investments .........   9,668,282      1,807,358         473,824                385,387
                                                          -----------     ----------      ----------             ----------

Net Increase in Net Assets Resulting from Operations .... $21,474,030     $3,337,700      $1,027,100             $3,140,934
                                                          ===========     ==========      ==========             ==========

                             See accompanying notes

Statements of Changes in Net Assets

                                              Delaware                          Delaware                      Delaware
                                              Tax-Free                          Tax-Free                      Tax-Free
                                              USA Fund                        Insured Fund              USA Intermediate Fund
------------------------------------------------------------------------------------------------------------------------------------
                                      Six Months         Year         Six Months        Year          Six Months        Year
                                        Ended           Ended           Ended           Ended            Ended         Ended
                                       2/28/01         8/31/00         2/28/01         8/31/00          2/28/01        8/31/00
                                     (Unaudited)                     (Unaudited)                      (Unaudited)
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ............  $ 11,805,748    $ 26,108,213       $1,530,342    $ 3,480,813      $   553,276    $ 1,240,841
Net realized gain (loss)
   on investments ................     3,507,632      (4,055,178)         830,887       (824,214)         236,490       (586,295)
Net change in unrealized
   appreciation/depreciation
   of investments ................     6,160,650         407,956          976,471        826,088          237,334        708,648
                                    ----------------------------      --------------------------      --------------------------
Net increase in net
   assets resulting
   from operations ...............    21,474,030      22,460,991        3,337,700      3,482,687        1,027,100      1,363,194
                                    ----------------------------      --------------------------      --------------------------

Distributions to Shareholders from:
Net investment income:
   Class A .......................   (11,181,486)    (24,596,193)      (1,407,638)    (3,231,870)        (470,146)    (1,055,335)
   Class B .......................      (585,028)     (1,392,008)         (98,754)      (200,728)         (35,534)       (79,632)
   Class C .......................       (39,234)       (120,012)         (23,950)       (48,215)         (47,596)      (105,874)
                                    ----------------------------      --------------------------      --------------------------
                                     (11,805,748)    (26,108,213)      (1,530,342)    (3,480,813)        (553,276)    (1,240,841)
                                    ----------------------------      --------------------------      --------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A .......................    21,434,375      85,044,977        3,811,763      5,158,146        1,992,831      6,584,664
   Class B .......................     1,183,334       3,695,183        1,794,383      1,248,758          750,336      1,247,962
   Class C .......................       132,654         561,753          766,625        322,101          430,870        315,788

Net asset value of shares issued
   upon reinvestment
   of distributions:
   Class A .......................     5,968,272      12,975,219          756,532      1,689,638          285,560        657,833
   Class B .......................       306,802         746,888           61,140        119,807           24,543         50,702
   Class C .......................        25,748          80,576           13,349         42,325           33,998         73,335
                                    ----------------------------      --------------------------      --------------------------
                                      29,051,185     103,104,596        7,203,792      8,580,775        3,518,138      8,930,284
                                    ----------------------------      --------------------------      --------------------------
Cost of shares repurchased:
   Class A .......................   (42,628,872)   (158,872,737)      (5,924,271)   (13,565,952)      (2,995,977)   (11,882,899)
   Class B .......................    (2,685,396)    (12,301,063)        (471,185)    (1,403,868)        (423,766)    (1,754,606)
   Class C .......................      (462,897)     (2,140,462)        (204,050)    (1,033,611)        (433,636)    (1,267,905)
                                    ----------------------------      --------------------------      --------------------------
                                     (45,777,165)   (173,314,262)      (6,599,506)   (16,003,431)      (3,853,379)   (14,905,410)
                                    ----------------------------      --------------------------      --------------------------
Increase (decrease) in net assets
   derived from capital
   share transactions ............   (16,725,980)    (70,209,666)         604,286     (7,422,656)        (335,241)    (5,975,126)
                                    ----------------------------      --------------------------      --------------------------
Net Increase (Decrease)
   in Net Assets .................    (7,057,698)    (73,856,888)       2,411,644     (7,420,782)         138,583     (5,852,773)

Net Assets:
Beginning of period ..............   449,045,973     522,902,861       67,525,086     74,945,868       24,838,169     30,690,942
                                    ----------------------------      --------------------------      --------------------------
End of period ....................  $441,988,275    $449,045,973      $69,936,730    $67,525,086      $24,976,752    $24,838,169
                                    ============================      ==========================      ==========================

                                             Delaware
                                        National High-Yield
                                        Municipal Bond Fund
-----------------------------------------------------------------
                                      Six Months        Year
                                        Ended           Ended
                                       2/28/01         8/31/00
                                     (Unaudited)
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ............  $  2,755,547    $  6,039,292
Net realized gain (loss)
   on investments ................      (350,300)     (3,598,733)
Net change in unrealized
   appreciation/depreciation
   of investments ................       735,687      (1,048,109)
                                    ----------------------------
Net increase in net
   assets resulting
   from operations ...............     3,140,934       1,392,450
                                    ----------------------------

Distributions to Shareholders from:
Net investment income:
   Class A .......................    (2,158,231)     (4,552,375)
   Class B .......................      (438,583)       (976,897)
   Class C .......................      (194,943)       (473,809)
                                    ----------------------------
                                      (2,791,757)     (6,003,081)
                                    ----------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A .......................     5,852,882      13,309,389
   Class B .......................     2,431,017       6,210,818
   Class C .......................       983,130       4,417,736

Net asset value of shares issued
   upon reinvestment
   of distributions:
   Class A .......................     1,182,986       2,624,017
   Class B .......................       239,848         540,053
   Class C .......................        99,487         306,694
                                    ----------------------------
                                      10,789,350      27,408,707
                                    ----------------------------
Cost of shares repurchased:
   Class A .......................   (10,422,204)    (20,382,609)
   Class B .......................    (2,346,494)     (8,954,377)
   Class C .......................    (2,219,985)     (5,813,679)
                                    ----------------------------
                                     (14,988,683)    (35,150,665)
                                    ----------------------------
Increase (decrease) in net assets
   derived from capital
   share transactions ............    (4,199,333)     (7,741,958)
                                    ----------------------------
Net Increase (Decrease)
   in Net Assets .................    (3,850,156)    (12,352,589)

Net Assets:
Beginning of period ..............   105,350,831     117,703,420
                                    ----------------------------
End of period ....................  $101,500,675    $105,350,831
                                    ============================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Tax-Free USA Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                            Year Ended
                                                              2/28/01(2)  8/31/00     8/31/99      8/31/98     8/31/97      8/31/96
                                                             (Unaudited)
Net asset value, beginning of period ......................  $ 10.830    $ 10.890     $ 11.830    $ 11.710     $ 11.550    $ 12.070

Income (loss) from investment operations:
   Net investment income ..................................     0.293       0.587        0.593       0.597        0.666       0.696
   Net realized and unrealized gain (loss)
     on investments .......................................     0.240      (0.060)      (0.916)      0.310        0.210      (0.460)
                                                             ----------------------------------------------------------------------
   Total from investment operations .......................     0.533       0.527       (0.323)      0.907        0.876       0.236
                                                             ----------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.293)     (0.587)      (0.593)     (0.597)      (0.666)     (0.696)
   Distributions from net realized gain
     on investments .......................................       --          --        (0.024)     (0.190)      (0.050)     (0.060)
                                                             ----------------------------------------------------------------------
   Total dividends and distributions ......................    (0.293)     (0.587)      (0.617)     (0.787)      (0.716)     (0.756)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ............................  $ 11.070    $ 10.830     $ 10.890    $ 11.830     $ 11.710    $ 11.550
                                                             ======================================================================

Total return(1)............................................     4.99%       5.11%       (2.90%)      8.00%        7.79%       1.91%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $414,988    $421,136     $485,240    $586,848     $615,852    $700,853
   Ratio of expenses to average net assets ................     0.83%       0.97%        1.00%       0.97%        0.94%       0.94%
   Ratio of net investment income to average
     net assets ...........................................     5.42%       5.54%        5.13%       5.08%        5.73%       5.82%
   Portfolio turnover .....................................       92%         76%          59%         81%          44%         42%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Tax-Free USA Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                               Ended                             Year Ended
                                                             2/28/01(2)   8/31/00      8/31/99     8/31/98      8/31/97     8/31/96
                                                            (Unaudited)
Net asset value, beginning of period ....................     $10.830     $10.890      $11.830     $11.710      $11.550     $12.070

Income (loss) from investment operations:
   Net investment income ................................       0.250       0.502        0.500       0.503        0.573       0.600
   Net realized and unrealized gain (loss)
     on investments .....................................       0.240      (0.060)      (0.916)      0.310        0.210      (0.460)
                                                              ---------------------------------------------------------------------
   Total from investment operations .....................       0.490       0.442       (0.416)      0.813        0.783       0.140
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .................      (0.250)     (0.502)      (0.500)     (0.503)      (0.573)     (0.600)
   Distributions from net realized gain
     on investments .....................................          --          --       (0.024)     (0.190)      (0.050)     (0.060)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ....................      (0.250)     (0.502)      (0.524)     (0.693)      (0.623)     (0.660)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ..........................     $11.070     $10.830      $10.890     $11.830      $11.710     $11.550
                                                              =====================================================================

Total return(1) .........................................       4.58%       4.27%       (3.67%)      7.15%        6.94%       1.11%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............     $25,414     $26,059      $34,249     $36,919      $35,055     $29,773
   Ratio of expenses to average net assets ..............       1.63%       1.77%        1.80%       1.77%        1.74%       1.74%
   Ratio of net investment income to average
     net assets .........................................       4.62%       4.74%        4.33%       4.28%        4.93%       5.03%
   Portfolio turnover ...................................         92%         76%          59%         81%          44%         42%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free USA Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months                                                         Period
                                                        Ended                       Year Ended                       11/29/95(2) to
                                                      2/28/01(3)   8/31/00      8/31/99     8/31/98      8/31/97         8/31/96
                                                     (Unaudited)
Net asset value, beginning of period ..............    $10.830     $10.890      $11.830     $11.710      $11.550         $12.230

Income (loss) from investment operations:
   Net investment income ..........................      0.250       0.502        0.500       0.504        0.573           0.450
   Net realized and unrealized gain (loss)
     on investments ...............................      0.240      (0.060)      (0.916)      0.310        0.210          (0.620)
                                                       -------------------------------------------------------------------------
   Total from investment operations ...............      0.490       0.442       (0.416)      0.814        0.783          (0.170)
                                                       -------------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...........     (0.250)     (0.502)      (0.500)     (0.504)      (0.573)         (0.450)
   Distributions from net realized gain
     on investments ...............................         --          --       (0.024)     (0.190)      (0.050)         (0.060)
                                                       -------------------------------------------------------------------------
   Total dividends and distributions ..............     (0.250)     (0.502)      (0.524)     (0.694)      (0.623)         (0.510)
                                                       -------------------------------------------------------------------------
Net asset value, end of period ....................    $11.070     $10.830      $10.890     $11.830      $11.710         $11.550
                                                       =========================================================================

Total return(1) ...................................      4.58%       4.27%       (3.67%)      7.15%        6.94%          (1.44%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........    $ 1,586     $ 1,851      $ 3,415     $ 2,343      $ 1,505         $   805
   Ratio of expenses to average net assets ........      1.63%       1.77%        1.80%       1.77%        1.74%           1.74%
   Ratio of net investment income to average
     net assets ...................................      4.62%       4.74%        4.33%       4.28%        4.93%           5.03%
   Portfolio turnover .............................        92%         76%          59%         81%          44%             42%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                              Year Ended
                                                             2/28/01(2)   8/31/00      8/31/99     8/31/98      8/31/97     8/31/96
                                                            (Unaudited)
Net asset value, beginning of period ..............           $10.390     $10.360      $11.150     $11.050      $10.860     $11.050

Income (loss) from investment operations:
   Net investment income ..........................             0.241       0.513        0.510       0.517        0.573       0.588
   Net realized and unrealized gain (loss)
     on investments ...............................             0.290       0.030       (0.667)      0.295        0.281      (0.160)
                                                              ---------------------------------------------------------------------
   Total from investment operations ...............             0.531       0.543       (0.157)      0.812        0.854       0.428
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...........            (0.241)     (0.513)      (0.510)     (0.517)      (0.573)     (0.588)
   Distributions from net realized gain
     on investments ...............................                --          --       (0.123)     (0.195)      (0.091)     (0.030)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ..............            (0.241)     (0.513)      (0.633)     (0.712)      (0.664)     (0.618)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ....................           $10.680     $10.390      $10.360     $11.150      $11.050     $10.860
                                                              =====================================================================

Total return(1) ...................................             5.18%       5.50%       (1.48%)      7.57%        8.07%       3.88%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........           $61,999     $61,722      $68,422     $74,246      $78,377     $81,149
   Ratio of expenses to average net assets ........             1.05%       0.95%        0.97%       1.10%        1.05%       0.98%
   Ratio of net investment income to average
     net assets ...................................             4.65%       5.07%        4.74%       4.65%        5.23%       5.29%
   Portfolio turnover .............................               73%        117%          48%         63%          42%         45%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/01(2)   8/31/00      8/31/99     8/31/98      8/31/97     8/31/96
                                                            (Unaudited)
Net asset value, beginning of period .......................  $10.390     $10.360      $11.150     $11.050      $10.860     $11.050

Income (loss) from investment operations:
   Net investment income ...................................    0.200       0.432        0.430       0.427        0.485       0.499
   Net realized and unrealized gain (loss)
     on investments ........................................    0.290       0.030       (0.667)      0.295        0.281      (0.160)
                                                              ---------------------------------------------------------------------
   Total from investment operations ........................    0.490       0.462       (0.237)      0.722        0.766       0.339
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.200)     (0.432)      (0.430)     (0.427)      (0.485)     (0.499)
   Distributions from net realized gain
     on investments ........................................       --          --       (0.123)     (0.195)      (0.091)     (0.030)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions .......................   (0.200)     (0.432)      (0.553)     (0.622)      (0.576)     (0.529)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $10.680     $10.390      $10.360     $11.150      $11.050     $10.860
                                                              =====================================================================

Total return(1) ............................................    4.76%       4.66%       (2.27%)      6.72%        7.21%       3.05%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $ 6,508     $ 4,990      $ 5,022     $ 4,268      $ 3,619     $ 3,375
   Ratio of expenses to average net assets .................    1.85%       1.75%        1.77%       1.90%        1.85%       1.78%
   Ratio of net investment income to average
     net assets ............................................    3.85%       4.27%        3.94%       3.85%        4.43%       4.48%
   Portfolio turnover ......................................      73%        117%          48%         63%          42%         45%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months                                                      Period
                                                          Ended                        Year Ended                   11/29/95(2) to
                                                        2/28/01(3)   8/31/00      8/31/99     8/31/98      8/31/97     8/31/96
                                                       (Unaudited)
Net asset value, beginning of period .................   $10.390     $10.360      $11.150     $11.050      $10.860     $11.260
Income (loss) from investment operations:
   Net investment income .............................     0.200       0.432        0.430       0.425        0.485       0.375
   Net realized and unrealized gain (loss)
     on investments ..................................     0.290       0.030       (0.667)      0.295        0.281      (0.370)
                                                         ---------------------------------------------------------------------
   Total from investment operations ..................     0.490       0.462       (0.237)      0.720        0.766       0.005
                                                         ---------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ..............    (0.200)     (0.432)      (0.430)     (0.425)      (0.485)     (0.375)
   Distributions from net realized gain
     on investments ..................................        --          --       (0.123)     (0.195)      (0.091)     (0.030)
   Total dividends and distributions .................    (0.200)     (0.432)      (0.553)     (0.620)      (0.576)     (0.405)
                                                         ---------------------------------------------------------------------

Net asset value, end of period .......................   $10.680     $10.390      $10.360     $11.150      $11.050     $10.860
                                                         =====================================================================

Total return(1) ......................................     4.76%       4.66%       (2.27%)      6.72%        7.21%       0.01%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...........   $ 1,430     $   813      $ 1,502     $   321      $    89     $   120
   Ratio of expenses to average net assets ...........     1.85%       1.75%        1.77%       1.90%        1.85%       1.78%
   Ratio of net investment income to average
     net assets ......................................     3.85%       4.27%        3.94%       3.85%        4.43%       4.48%
   Portfolio turnover ................................       73%        117%          48%         63%          42%         45%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
30

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free USA Intermediate Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/01(2)   8/31/00      8/31/99     8/31/98      8/31/97     8/31/96
                                                            (Unaudited)
Net asset value, beginning of period ......................   $10.360     $10.270      $10.710     $10.460      $10.320     $10.410

Income (loss) from investment operations:
 Net investment income ....................................     0.242       0.474        0.478       0.501        0.524       0.550
 Net realized and unrealized gain (loss)
   on investments .........................................     0.210       0.090       (0.440)      0.250        0.140      (0.090)
                                                              ---------------------------------------------------------------------
 Total from investment operations .........................     0.452       0.564        0.038       0.751        0.664       0.460
                                                              ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ....................    (0.242)     (0.474)      (0.478)     (0.501)      (0.524)     (0.550)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.242)     (0.474)      (0.478)     (0.501)      (0.524)     (0.550)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.570     $10.360      $10.270     $10.710      $10.460     $10.320
                                                              =====================================================================

Total return(1) ...........................................     4.42%       5.69%        0.29%       7.34%        6.57%       4.52%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $20,315     $20,646      $25,186     $22,562      $21,635     $22,617
   Ratio of expenses to average net assets ................     0.80%       0.80%        0.79%       0.67%        0.43%       0.25%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.03%       0.95%        0.96%       1.33%        1.02%       0.95%
   Ratio of net investment income to average
     net assets ...........................................     4.68%       4.65%        4.47%       4.73%        5.03%       5.29%
   Ratio of net investment income to average
     net assets prior to expense limitation
     and expenses paid indirectly .........................     4.46%       4.50%        4.25%       4.07%        4.44%       4.59%
   Portfolio turnover .....................................      211%        199%         109%        104%          34%         15%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free USA Intermediate Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                               Ended                             Year Ended
                                                             2/28/01(2)   8/31/00      8/31/99     8/31/98      8/31/97     8/31/96
                                                            (Unaudited)
Net asset value, beginning of period ....................     $10.360     $10.270      $10.710     $10.460      $10.320     $10.410

Income (loss) from investment operations:
  Net investment income .................................       0.198       0.388        0.387       0.411        0.436       0.460
  Net realized and unrealized gain (loss)
    on investments ......................................       0.210       0.090       (0.440)      0.250        0.140      (0.090)
                                                              ---------------------------------------------------------------------
  Total from investment operations ......................       0.408       0.478       (0.053)      0.661        0.576       0.370
                                                              ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income ..................      (0.198)     (0.388)      (0.387)     (0.411)      (0.436)     (0.460)
                                                              ---------------------------------------------------------------------
  Total dividends .......................................      (0.198)     (0.388)      (0.387)     (0.411)      (0.436)     (0.460)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ..........................     $10.570     $10.360      $10.270     $10.710      $10.460     $10.320
                                                              =====================================================================

Total return(1) .........................................       3.98%       4.80%       (0.56%)      6.43%        5.67%       3.63%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...............     $ 2,142     $ 1,751      $ 2,195     $ 1,933      $ 1,832     $ 1,490
  Ratio of expenses to average net assets ...............       1.65%       1.65%        1.64%       1.52%        1.28%       1.10%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .....       1.88%       1.80%        1.81%       2.18%        1.87%       1.80%
  Ratio of net investment income to average
    net assets ..........................................       3.83%       3.80%        3.62%       3.88%        4.18%       4.44%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ........................       3.61%       3.65%        3.40%       3.22%        3.59%       3.74%
  Portfolio turnover ....................................        211%        199%         109%        104%          34%         15%

----------
(1)Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2)Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free USA Intermediate Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months                                                      Period
                                                            Ended                       Year Ended                    11/29/95(2) to
                                                          2/28/01(3)   8/31/00      8/31/99     8/31/98      8/31/97      8/31/96
                                                         (Unaudited)
Net asset value, beginning of period ...................   $10.360     $10.270      $10.710     $10.460      $10.320      $10.480

Income (loss) from investment operations:
  Net investment income ................................     0.198       0.388        0.387       0.411        0.436        0.350
  Net realized and unrealized gain (loss)
    on investments .....................................     0.210       0.090       (0.440)      0.250        0.140       (0.160)
                                                           ----------------------------------------------------------------------
  Total from investment operations .....................     0.408       0.478       (0.053)      0.661        0.576        0.190
                                                           ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .................    (0.198)     (0.388)      (0.387)     (0.411)      (0.436)      (0.350)
                                                           ----------------------------------------------------------------------
  Total dividends ......................................    (0.198)     (0.388)      (0.387)     (0.411)      (0.436)      (0.350)
                                                           ----------------------------------------------------------------------
Net asset value, end of period .........................   $10.570     $10.360      $10.270     $10.710      $10.460      $10.320
                                                           ======================================================================
Total return(1) ........................................     3.98%       4.80%       (0.56%)      6.43%        5.67%        1.84%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..............    $2,520      $2,441       $3,310      $1,996       $1,426         $193
  Ratio of expenses to average net assets ..............     1.65%       1.65%        1.64%       1.52%        1.28%        1.10%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ....     1.88%       1.80%        1.81%       2.18%        1.87%        1.80%
  Ratio of net investment income to average
    net assets .........................................     3.83%       3.80%        3.62%       3.88%        4.18%        4.44%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .......................     3.61%       3.65%        3.40%       3.22%        3.59%        3.74%
  Portfolio turnover ...................................      211%        199%         109%        104%          34%          15%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                     Delaware National High-Yield Municipal Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months                        Eight Months   Year        Period       Year
                                                   Ended        Year Ended            Ended       Ended      8/1/96 to     Ended
                                                 2/28/01(5)  8/31/00     8/31/99     8/31/98   12/31/97(3)  12/31/96(4)   7/31/96
                                                (Unaudited)
Net asset value, beginning of period ..........   $9.950     $10.340     $10.800     $10.720     $10.400      $10.190     $10.170

Income (loss) from investment operations:
  Net investment income .......................    0.280       0.564       0.557       0.398       0.648        0.260       0.630
  Net realized and unrealized gain (loss)
    on investments ............................    0.040      (0.393)     (0.435)      0.115       0.390        0.210       0.140
                                                 --------------------------------------------------------------------------------
  Total from investment operations ............    0.320       0.171       0.122       0.513       1.038        0.470       0.770
                                                 --------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........   (0.280)     (0.561)     (0.557)     (0.398)     (0.647)      (0.260)     (0.630)
  Distributions from net realized gain on
    investments ...............................       --          --      (0.025)     (0.035)     (0.071)          --      (0.120)
                                                 --------------------------------------------------------------------------------
  Total dividends and distributions ...........   (0.280)     (0.561)     (0.582)     (0.433)     (0.718)      (0.260)     (0.750)
                                                 --------------------------------------------------------------------------------

Net asset value, end of period ................   $9.990     $ 9.950     $10.340     $10.800     $10.720      $10.400     $10.190
                                                 ================================================================================

Total return(1) ...............................    3.26%       1.85%       1.08%       4.87%      10.32%        4.52%       7.78%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....  $75,086     $78,207     $86,013     $69,606     $55,458      $59,105     $63,460
  Ratio of expenses to average net assets .....    0.98%       1.00%       1.00%       0.92%(2)    0.84%        0.87%(2)    0.85%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..................    0.98%       1.21%       1.22%       1.12%(2)    1.12%        1.07%(2)    0.96%
  Ratio of net investment income to
    average net assets ........................    5.58%       5.71%       5.18%       5.52%(2)    6.15%        6.06%(2)    6.10%
  Ratio of net investment income to
    average net assets prior to expense
    limitation and expenses paid
    indirectly ................................    5.58%       5.50%       4.96%       5.32%(2)    5.87%        5.86%(2)    5.99%
  Portfolio turnover ..........................      54%         61%         33%         43%         45%           7%          0%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized.
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services, Inc. to Voyageur Fund Managers, Inc.
(5) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                        Delaware National High-Yield Municipal Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                           Eight Months       Year            Period
                                                     Ended           Year Ended           Ended           Ended       12/18/96(4) to
                                                   2/28/01(5)    8/31/00    8/31/99      8/31/98       12/31/97(3)       12/31/96
                                                  (Unaudited)
Net asset value, beginning of period ...........    $ 9.980     $10.360     $10.820      $10.730        $10.400           $10.370

Income (loss) from investment operations:
  Net investment income ........................      0.242       0.491       0.476        0.348          0.534             0.010
  Net realized and unrealized gain (loss)
    on investments .............................      0.030      (0.384)     (0.435)       0.122          0.433             0.030
                                                    -----------------------------------------------------------------------------
  Total from investment operations .............      0.272       0.107       0.041        0.470          0.967             0.040
                                                    -----------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .........     (0.242)     (0.487)     (0.476)      (0.345)        (0.566)           (0.010)
  Distributions from net realized gain on
    investments ................................         --          --      (0.025)      (0.035)        (0.071)               --
                                                    -----------------------------------------------------------------------------
  Total dividends and distributions ............     (0.242)     (0.487)     (0.501)      (0.380)        (0.637)           (0.010)
                                                    -----------------------------------------------------------------------------

Net asset value, end of period .................    $10.010     $ 9.980     $10.360      $10.820        $10.730           $10.400
                                                    =============================================================================

Total return(1) ................................      2.76%       1.10%       0.42%        4.44%          9.57%             0.43%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ......    $18,758     $18,374     $21,423      $10,620         $3,573               $88
  Ratio of expenses to average net assets ......      1.73%       1.75%       1.75%        1.67%(2)       1.56%             1.45%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...................      1.73%       1.96%       1.97%        1.87%(2)       1.84%             1.66%
  Ratio of net investment income to
    average net assets .........................      4.83%       4.96%       4.43%        4.77%(2)       5.43%             4.65%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ...............      4.83%       4.75%       4.21%        4.57%(2)       5.15%             4.44%
  Portfolio turnover ...........................        54%         61%         33%          43%            45%                7%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(4) Commencement of operations; ratios have been annualized and total return has not been annualized.
(5) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware National High-Yield Municipal Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months                                 Eight Months          Period
                                                             Ended             Year Ended                Ended         5/26/97(3) to
                                                           2/28/01(4)      8/31/00      8/31/99        8/31/98            12/31/97
                                                          (Unaudited)
Net asset value, beginning of period ..................    $ 9.990         $10.370      $10.830         $10.740           $10.440

Income (loss) from investment operations:
  Net investment income ...............................      0.242           0.492        0.476           0.348             0.315
  Net realized and unrealized gain (loss)
    on investments ....................................      0.030          (0.386)      (0.435)          0.122             0.391
                                                           ----------------------------------------------------------------------
  Total from investment operations ....................      0.272           0.106        0.041           0.470             0.706
                                                           ----------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ................     (0.242)         (0.486)      (0.476)         (0.345)           (0.335)
  Distributions from net realized gain on
    investments .......................................         --              --       (0.025)         (0.035)           (0.071)
                                                           ----------------------------------------------------------------------
  Total dividends and distributions ...................     (0.242)         (0.486)      (0.501)         (0.380)           (0.406)
                                                           ----------------------------------------------------------------------

Net asset value, end of period ........................    $10.020         $ 9.990      $10.370         $10.830           $10.740
                                                           ======================================================================

Total return(1) .......................................      2.87%           1.08%        0.32%           4.44%             6.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .............     $7,657          $8,770      $10,267          $4,690           $ 1,220
  Ratio of expenses to average net assets .............      1.73%           1.75%        1.75%           1.67%(2)          1.62%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly ...................................      1.73%           1.96%        1.97%           1.87%(2)          1.90%
  Ratio of net investment income to average
    net assets ........................................      4.83%           4.96%        4.43%           4.77%(2)          5.37%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ......................      4.83%           4.75%        4.21%           4.57%(2)          5.09%
  Portfolio turnover ..................................        54%             61%          33%             43%               45%

-----------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) Annualized
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Ratios have been annualized and total return has not been annualized.


                             See accompanying notes

Notes to Financial Statements



February 28, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Tax-Free Fund (the "Trust") is organized as a Delaware business trust and offers three series, the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund, and the Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers nine series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Wisconsin Fund and Delaware Montana Municipal Bond Fund. These financial statements and the related notes pertain to the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each referred to as a "Fund" or, collectively, as the "Funds"). The Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds each offer three classes of shares. The Class A carries a front-end sales charge of 3.75% for the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for the Delaware Tax-Free USA Intermediate Fund. Class B shares of the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, are sold with a contingent deferred sales charge that declines from 4% to zero depending on the time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of the Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending on the time the shares are held. Class B shares of the Delaware Tax-Free USA Intermediate Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first twelve months.

The investment objective of the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund and the Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current income exempt from federal income tax as is available from municipal obligations and is consistent with prudent investment management and preservation of capital.

The investment objective of the Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued) purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Funds declare dividends daily from net investment income and pay such dividends monthly and declare and pay distributions from net realized gain from investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on each Fund's distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the period ended February 28, 2001 were as follows:

                               Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                      USA                  Insured           USA Intermediate       High-Yield Municipal
                                     Fund                   Fund                   Fund                   Bond Fund
                               -----------------      -----------------      -----------------      --------------------
Commission reimbursements ...       $5,095                  $769                   $694                     $1,174
Earnings credits ............       11,283                 1,742                    281                         --

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                               Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                      USA                  Insured           USA Intermediate       High-Yield Municipal
                                     Fund                   Fund                   Fund                   Bond Fund
                               -----------------      -----------------      -----------------      --------------------
On the first $500 million ....      0.550%                0.500%                 0.500%                     0.550%
On the next $500 million .....      0.500%                0.475%                 0.475%                     0.500%
On the next $1.5 billion .....      0.450%                0.450%                 0.450%                     0.450%
In excess of $2.5 billion ....      0.425%                0.425%                 0.425%                     0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specific percentages of average daily net assets through October 31, 2001 as shown below.

                                    Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                           USA                  Insured           USA Intermediate       High-Yield Municipal
                                          Fund                   Fund                   Fund                   Bond Fund
                                    -----------------      -----------------      -----------------      --------------------
Operating expense
  limitation as a percentage
  of average daily net assets ....
  (per annum)                              --                     --                    0.65%                   0.75%


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the distribution agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares for the Delaware Tax-Free USA Fund, the Delaware Tax-Free Insured Fund, and the Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A for the Delaware National High-Yield Municipal Bond Fund and 1.00% of the average daily net assets of the Class B and C shares.

At February 28, 2001, the Funds had liabilities payable to affiliates as follows:

                                           Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                                  USA                  Insured           USA Intermediate       High-Yield Municipal
                                                 Fund                   Fund                   Fund                   Bond Fund
                                           -----------------      -----------------      -----------------      --------------------
Investment management fee
   payable to DMC .......................       $6,716                 $15,596                 $2,736                 $42,707

Dividend disbursing, transfer agent
  fees, accounting and other
  expenses payable to DSC ...............        8,660                   2,276                  3,654                  12,394

Other expenses payable to
  DMC and affiliates ....................       14,639                   4,071                  2,756                  42,840

For the period ended February 28, 2001, DDLP commissions earned on sales of the Class A shares for each Fund were as follows:

  Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
         USA                  Insured           USA Intermediate       High-Yield Municipal
        Fund                   Fund                   Fund                   Bond Fund
  -----------------      -----------------      -----------------      --------------------
      $14,642                 $2,914                 $1,603                   $7,619

Certain officers of DMC, DSC and DDLP are officers, trustees, and/or employees of the Funds. These officers, trustees, and employees are paid no compensation by the Funds.

3. Investments

For the period ended February 28, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short term investments as follows:

                               Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                      USA                  Insured           USA Intermediate       High-Yield Municipal
                                     Fund                   Fund                   Fund                   Bond Fund
                               -----------------      -----------------      -----------------      --------------------
Purchases ..................     $202,497,425            $26,514,631           $25,624,529               $26,986,912
Sales ......................      207,254,629             24,439,333            25,586,574                32,133,702

--------------------------------------------------------------------------------
3. Investments (continued)

At February 28, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                 Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                        USA                  Insured           USA Intermediate       High-Yield Municipal
                                       Fund                   Fund                   Fund                   Bond Fund
                                 -----------------      -----------------      -----------------      --------------------
Cost of investments ...........   $424,893,689            $66,166,145             $23,915,032              $100,399,211
                                  ============            ===========             ===========              ============
Aggregate unrealized
  appreciation ................    $26,327,689             $4,125,985                $817,435                $2,937,701
Aggregate unrealized
  depreciation ................     (1,883,341)              (137,896)                (64,858)               (3,696,481)
                                  ------------            -----------             -----------              ------------
Net unrealized appreciation
 (depreciation) ...............    $24,444,348            ($3,988,089)               $752,577                 ($758,780)
                                  ============            ===========             ===========              ============

For federal income tax purposes, each Fund had accumulated capital losses as of February 28, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                 Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free        Delaware National
                                        USA                  Insured           USA Intermediate       High-Yield Municipal
                                       Fund                   Fund                   Fund                   Bond Fund
                                 -----------------      -----------------      -----------------      --------------------
Year of expiration 2003 .....      $        --             $       --             $  606,585                $     --
Year of expiration 2008 .....       29,910,077              3,349,124                475,427                 782,666
                                   -----------             ----------             ----------                --------
                                   $29,910,077             $3,349,124             $1,082,012                $782,666
                                   ===========             ==========             ==========                ========

4. Capital Shares

Transactions in capital shares were as follows:

                                            Delaware Tax-Free             Delaware Tax-Free
                                                USA Fund                     Insured Fund
                                        ------------------------       ------------------------
                                         Six Months        Year         Six Months       Year
                                           Ended          Ended           Ended          Ended
                                          2/28/01        8/31/00         2/28/01        8/31/00
                                        (Unaudited)                    (Unaudited)
Shares sold:
  Class A ............................   1,973,543     8,047,013         358,499        509,307
  Class B ............................     108,475       348,581         168,352        122,716
  Class C ............................      12,204        52,620          74,067         31,861
Shares issued upon reinvestment
  of distributions:
  Class A ............................     546,914     1,224,791          72,105        166,914
  Class B ............................      28,111        70,497           5,821         11,831
  Class C ............................       2,358         7,598           1,274          4,181
                                        ----------   -----------        --------     ----------
                                         2,671,605     9,751,100         680,118        846,810
                                        ----------   -----------        --------     ----------
Shares repurchased:
  Class A ............................  (3,916,763)  (14,971,682)       (562,757)    (1,339,420)
  Class B ............................    (246,861)   (1,159,698)        (44,824)      (138,947)
  Class C ............................     (42,243)     (203,004)        (19,631)      (102,784)
                                        ----------   -----------        --------     ----------
                                        (4,205,867)  (16,344,384)       (627,212)    (1,581,151)
                                        ----------   -----------        --------     ----------
Net increase (decrease) ..............  (1,534,262)   (6,583,284)         52,906       (734,341)
                                        ==========   ===========        ========     ==========

--------------------------------------------------------------------------------
4. Capital Shares (continued)
Transactions in capital shares were as follows:

                                          Delaware Tax-Free USA       Delaware National High-Yield
                                           Intermeditate Fund              Municipal Bond Fund
                                        -------------------------    -------------------------------
                                         Six Months        Year        Six Months           Year
                                           Ended          Ended          Ended              Ended
                                          2/28/01        8/31/00        2/28/01            8/31/00
                                        (Unaudited)                   (Unaudited)
Shares sold:
  Class A ............................   191,269         647,715        588,298           1,336,941
  Class B ............................    72,015         122,640        243,427             623,950
  Class C ............................    41,128          31,174         98,543             443,052
Shares issued upon reinvestment
  of distributions:
  Class A ............................    27,384          64,749        118,983             265,771
  Class B ............................     2,352           4,988         24,059              54,608
  Class C ............................     3,259           7,216          9,975              30,988
                                        --------      ----------     ----------          ----------
                                         337,407         878,482      1,083,285           2,755,310
                                        --------      ----------     ----------          ----------
Shares repurchased:
  Class A ............................  (288,206)     (1,171,347)    (1,046,270)         (2,063,211)
  Class B ............................   (40,613)       (172,218)      (235,492)           (904,142)
  Class C ............................   (41,469)       (124,975)      (222,588)           (585,486)
                                        --------      ----------     ----------          ----------
                                        (370,288)     (1,468,540)    (1,504,350)         (3,552,839)
                                        --------      ----------     ----------          ----------
Net decrease .........................   (32,881)       (590,058)      (421,065)           (797,529)
                                        ========      ==========     ==========          ==========

5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2001, or at any time during the period.

6. Market and Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Delaware National High-Yield Municipal Bond Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                               Thomas F. Madison                           Investment Manager
                                                President and Chief Executive Officer       Delaware Management Company
Charles E. Haldeman, Jr.                        MLM Partners, Inc.                          Philadelphia, PA
Chairman                                        Minneapolis, MN
Delaware Investments Family of Funds                                                        International Affiliate
Philadelphia, PA                                Janet L. Yeomans                            Delaware International Advisers Ltd.
                                                Vice President and Treasurer                London, England
Walter P. Babich                                3M Corporation
Board Chairman                                  St. Paul, MN                                National Distributor
Citadel Constructors, Inc.                                                                  Delaware Distributors, L.P.
King of Prussia, PA                             AFFILIATED OFFICERS                         Philadelphia, PA

David K. Downes                                 William E. Dodge                            Shareholder Servicing, Dividend
President and Chief Executive Officer           Executive Vice President and                Disbursing and Transfer Agent
Delaware Investments Family of Funds            Chief Investment Officer, Equity            Delaware Service Company, Inc.
Philadelphia, PA                                Delaware Investments Family of Funds        Philadelphia, PA
                                                Philadelphia, PA
John H. Durham                                                                              2005 Market Street
Private Investor                                Jude T. Driscoll                            Philadelphia, PA 19103-7057
Horsham, PA                                     Executive Vice President and
                                                Head of Fixed Income
John A. Fry                                     Delaware Investments Family of Funds
Executive Vice President                        Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                                Richard J. Flannery
                                                President and Chief Executive Officer
Anthony D. Knerr                                Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates          Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC


(4454)                                        Printed in the USA
SA-011 [2/01] BUR 4/01                                      J6948